UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Limited Duration Income

Fund (EVV)

Annual Report

March 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2016

Eaton Vance

Limited Duration Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	60

Federal Tax Information	61

Annual Meeting of Shareholders	62

Dividend Reinvestment Plan	63

Management and Organization	65

Important Notices	68

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered a mixed performance for the 12 months ended March 31, 2016, as the period was dominated by risk-averse sentiment among investors. Slowing growth in China, declining prices for oil and other commodities, weakness in the global economic recovery and uncertainty regarding the Federal Reserve’s (the Fed) plans for rate hikes all dragged on returns of risk assets.

Modest U.S. growth and inflation, combined with slowing growth overseas and volatility in the financial markets, prompted the Fed to delay the start of its first monetary tightening cycle since 2004. The central bank hinted in October 2015 that a rate hike might be imminent and ultimately raised rates in December 2015 following two strong jobs reports. Yields increased modestly on both the short and long end of the U.S. Treasury curve during the 12-month period, although yields fell for the three-, five- and 10-year U.S. Treasury. Against this backdrop, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index2 and the Barclays U.S. Aggregate Bond Index returned 0.92% and 1.96%, respectively.

U.S. high-yield corporate bonds posted a modest decline for the 12-month period despite modestly improving U.S. economic growth, continued low interest rates and relatively healthy fundamentals. The asset class was impacted this past year by a sharp downturn in energy and commodity prices, which pressured performance in the energy and metals/ mining sectors. The BofA Merrill Lynch U.S. High Yield Index returned –3.99% for the 12-month period.

The U.S. floating-rate loan market experienced broadly declining loan prices, which were only partially offset by interest income, that detracted from total returns. As a result, the S&P/LSTA Leveraged Loan Index, a loan market barometer, returned –1.25% for the 12-month period.

Fund Performance

For the 12-month period ended March 31, 2016, Eaton Vance Limited Duration Income Fund (the Fund) had total returns of –0.62% at net asset value (NAV) and 0.44% at market price.

The leading driver of the Fund’s return during the period was its investment in agency mortgage-backed securities (MBS). Overall, the Fund received a benefit from its use of leverage6 during the 12-month period. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV and market price).

The Fund’s investments in seasoned agency MBS underperformed the Treasury market, as measured by the BofA Merrill Lynch 1-10 Year U.S. Treasury Index (Treasury Index). The Fund’s investments in agency MBS have shorter duration8 than the Treasury Index, which was a drag on performance as long end Treasury yields rallied. Agency MBS spreads widened during the period as a rally in Treasury yields caused fears that mortgage prepayments would increase in the future.

The Fund’s high-yield bond investments outperformed the high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index. The Fund’s performance was primarily driven by credit9 selection, with energy and metals/mining among the top-performing sectors. Performance in the energy sector continued to benefit from high-quality, low-cost exploration and production companies, lack of exposure to offshore drillers and underweight in energy services. Performance in metals/mining was boosted by the Fund’s lack of exposure to unsecured iron ore and coal bonds. Credit selection in B-rated and CCC-rated bonds aided relative performance with respect to credit quality. An underweight position in bonds with a duration between five and 10 years and an overweight position in bonds with a duration between two and five years slightly impaired performance.

The Fund’s floating-rate loan investments outperformed the loan market, as measured by the S&P/LSTA Leveraged Loan Index (Loan Index). The Fund’s bank loan holdings were overweight BB-rated securities, which outperformed the Loan Index. Also, Fund bank loan performance was enhanced by market overweights in financial intermediaries, food products and health care, sectors that outperformed the Loan Index during the period. Fund performance also benefited from a market underweight to utilities, which underperformed the Loan Index during the period. Slightly offsetting this, an overweight to brokerage/securities dealers and nonferrous metals/minerals, which underperformed the Loan Index, detracted from performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Performance3

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Michael W. Weilheimer, CFA, Catherine McDermott, Andrew Szczurowski, CFA, and Eric A. Stein, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	–0.62%	5.20%	6.77%
Fund at Market Price	—	0.44	4.39	6.31

% Premium/Discount to NAV[4]
				–9.17%

Distributions[5]
Total Distributions per share for the period				$1.220
Distribution Rate at NAV				8.41%
Distribution Rate at Market Price				9.26%

% Total Leverage[6]
Auction Preferred Shares (APS)				9.65%
Borrowings				29.35

Fund Profile

Asset Allocation (% of total investments)7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. BofA Merrill Lynch U. S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of Treasury securities with maturities ranging from 1 to 10 years. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year- end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Asset allocation as a percentage of the Fund’s net assets amounted to 164.7%.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[9]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

4

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments

Senior Floating-Rate Loans — 58.8%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.5%
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)		172	$159,824
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		234	187,388
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		4,741	4,151,103
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020		2,273	2,248,732
Term Loan, 3.75%, Maturing June 4, 2021		2,407	2,383,053

			$9,130,100

Air Transport — 0.2%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019		3,075	$2,599,913

			$2,599,913

Automotive — 1.9%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.75%, Maturing April 27, 2020		449	$449,324
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019		3,176	3,178,269
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		3,318	3,295,855
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		1,299	1,259,545
FCA US, LLC
Term Loan, 3.50%, Maturing May 24, 2017		3,331	3,334,340
Term Loan, 3.25%, Maturing December 31, 2018		1,597	1,597,009
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		5,147	4,679,142
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019		3,388	3,394,912
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021		553	532,684
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		6,104	6,035,809
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	945	1,051,735
Term Loan, 4.50%, Maturing June 30, 2022		1,418	1,409,013
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		1,223	1,217,309

			$31,434,946

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	971	$874,125
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	1,000	845,000

		$1,719,125

Brokerage / Securities Dealers / Investment Houses — 0.1%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	397	$393,774
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	933	905,374

		$1,299,148

Building and Development — 1.3%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	1,225	$1,224,052
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	1,238	1,226,672
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019	1,551	1,553,768
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	1,753	1,718,006
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	3,827	3,795,234
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 6, 2021	5,852	5,533,566
Headwaters, Incorporated
Term Loan, 4.50%, Maturing March 24, 2022	248	248,900
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	1,158	1,153,344
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	1,500	1,500,938
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	1,750	1,724,997
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	1,584	1,586,825
Summit Materials Companies I, LLC
Term Loan, 4.00%, Maturing July 17, 2022	720	715,065
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	639	629,915

		$22,611,282

5	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 4.4%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		4,390	$4,307,474
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022		2,417	2,410,064
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		1,773	1,577,890
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 7, 2020		699	631,101
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		963	921,141
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		484	478,819
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		745	726,123
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 20, 2019		2,247	2,214,599
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		347	343,467
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		2,010	1,467,561
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020(3)		466	270,992
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(3)		829	46,998
EIG Investors Corp.
Term Loan, 6.23%, Maturing November 9, 2019		4,594	4,366,001
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		2,489	2,480,863
Extreme Reach, Inc.
Term Loan, 7.25%, Maturing February 7, 2020		829	826,020
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		520	501,065
Term Loan, 4.00%, Maturing November 6, 2020		3,224	3,105,122
Term Loan, 4.75%, Maturing November 6, 2020	CAD	806	598,425
Global Payments, Inc.
Term Loan, Maturing March 23, 2023(2)		800	805,750
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		2,098	2,087,400
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		5,819	5,809,400
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		2,536	2,533,766
ION Trading Finance Limited
Term Loan, 4.25%, Maturing June 10, 2021		547	541,778
Term Loan, 4.50%, Maturing June 10, 2021	EUR	1,353	1,540,348

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
KAR Auction Services, Inc.
Term Loan, 3.94%, Maturing March 11, 2021	3,395	$3,402,801
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	5,032	5,005,216
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020	2,396	2,390,311
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019	1,488	1,347,378
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018	801	759,598
Term Loan, 4.50%, Maturing April 11, 2022	1,015	953,231
National CineMedia, LLC
Term Loan, 3.19%, Maturing November 26, 2019	575	574,041
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020	1,711	1,702,931
Quintiles Transnational Corp.
Term Loan, 3.25%, Maturing May 12, 2022	2,208	2,210,384
RCS Capital Corporation
DIP Loan, 8.00%, Maturing August 8, 2016	450	447,750
Term Loan, 0.00%, Maturing April 29, 2019(3)(4)	2,417	1,595,022
Term Loan - Second Lien, 0.00%, Maturing April 29, 2021(3)(4)	500	87,700
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017	689	686,216
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021	4,149	4,154,655
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	724	714,352
TransUnion, LLC
Term Loan, 3.50%, Maturing April 9, 2021	299	296,743
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021	1,553	1,554,309
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022	55	54,219
Term Loan, 4.25%, Maturing May 14, 2022	317	309,594
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018	5,357	5,338,526

		$74,177,144

Cable and Satellite Television — 1.7%
Altice US Finance I Corporation
Term Loan, 4.25%, Maturing December 14, 2022	5,040	$5,031,197
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing November 30, 2019	799	798,515

6	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		364	$362,753
MCC Iowa, LLC
Term Loan, 3.25%, Maturing January 29, 2021		1,118	1,112,434
Term Loan, 3.75%, Maturing June 30, 2021		1,154	1,151,371
Mediacom Illinois, LLC
Term Loan, 3.40%, Maturing October 23, 2017		340	338,989
Term Loan, 3.50%, Maturing June 30, 2021		640	635,640
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022		4,675	4,691,363
Numericable Group SA
Term Loan, 4.56%, Maturing July 29, 2022	EUR	823	928,227
Term Loan, 4.56%, Maturing July 31, 2022		449	444,760
Numericable U.S., LLC
Term Loan, 4.50%, Maturing May 21, 2020		428	425,933
Term Loan, 4.50%, Maturing May 21, 2020		495	492,331
UPC Financing Partnership
Term Loan, 3.34%, Maturing June 30, 2021		2,054	2,038,295
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		4,719	4,685,399
Term Loan, 4.25%, Maturing June 30, 2023	GBP	1,800	2,538,068
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	508	573,338
Term Loan, 3.75%, Maturing January 15, 2022	EUR	789	889,981
Term Loan, 3.75%, Maturing January 15, 2022	EUR	1,428	1,610,881

			$28,749,475

Chemicals and Plastics — 3.5%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		1,186	$1,180,317
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		615	612,410
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		374	366,558
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		3,830	3,810,527
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022		2,729	2,602,574
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 1, 2021		518	505,477
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		653	642,813
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		725	663,375

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		196	$192,202
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		1,183	1,153,790
GCP Applied Technologies, Inc.
Term Loan, 5.25%, Maturing February 3, 2022		650	652,437
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		2,069	2,053,016
Huntsman International, LLC
Term Loan, 3.50%, Maturing April 19, 2019		2,059	2,054,414
Term Loan, 3.75%, Maturing October 1, 2021		2,518	2,503,961
Term Loan, Maturing March 23, 2023(2)		650	648,375
Ineos Finance PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	520	580,378
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		6,480	6,434,061
Term Loan, 4.25%, Maturing March 31, 2022		841	831,108
Kraton Polymers, LLC
Term Loan, 6.00%, Maturing January 6, 2022		1,650	1,560,624
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		392	353,453
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020		672	650,374
Term Loan, 5.50%, Maturing June 7, 2020		1,614	1,563,089
Term Loan, 5.50%, Maturing June 7, 2020		2,265	2,193,636
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		1,578	1,574,407
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		820	820,525
Term Loan, 5.00%, Maturing July 25, 2021	EUR	1,112	1,273,569
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		2,248	2,194,854
PolyOne Corporation
Term Loan, 3.75%, Maturing November 11, 2022		599	599,061
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		3,193	3,169,376
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		2,935	2,928,211
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		394	379,595
Term Loan, 4.50%, Maturing July 31, 2021	EUR	1,281	1,444,331
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		84	83,436
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		475	472,802

7	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020		1,264	$1,244,918
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		2,878	2,868,657
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		2,427	2,264,347
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		3,831	3,782,069
Zep, Inc.
Term Loan, 5.50%, Maturing June 27, 2022		397	393,899

			$59,303,026

Clothing / Textiles — 0.1%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		1,895	$1,853,026

			$1,853,026

Conglomerates — 0.4%
Bestway UK Holdco Limited
Term Loan, 5.01%, Maturing October 6, 2021	GBP	1,103	$1,581,574
Match Group, Inc.
Term Loan, 5.50%, Maturing November 16, 2022		1,383	1,386,820
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		3,289	2,351,899
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing June 23, 2022		2,189	2,199,238

			$7,519,531

Containers and Glass Products — 1.4%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		2,522	$2,515,171
Term Loan, 3.75%, Maturing January 6, 2021		5,670	5,659,950
Term Loan, 4.00%, Maturing October 1, 2022		1,273	1,275,294
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		3,726	3,726,480
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		534	529,785
Owens-Illinois, Inc.
Term Loan, 3.50%, Maturing September 1, 2022		1,457	1,460,052
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		360	323,940
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		5,944	5,948,615

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		620	$610,563
Verallia
Term Loan, 5.00%, Maturing October 29, 2022	EUR	1,925	2,197,758

			$24,247,608

Cosmetics / Toiletries — 0.6%
Coty, Inc.
Term Loan, 3.75%, Maturing October 27, 2022		1,050	$1,050,875
Galleria Co.
Term Loan, 3.75%, Maturing January 26, 2023		2,100	2,097,375
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		1,841	1,767,120
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021		757	759,157
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		1,415	1,415,332
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		3,070	2,978,053

			$10,067,912

Drugs — 1.3%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 25, 2019		1,159	$1,141,702
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021		1,243	1,227,586
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		2,152	2,078,825
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		3,616	3,566,218
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021		273	263,982
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021		1,985	1,922,129
Term Loan, 3.50%, Maturing March 19, 2021		1,478	1,438,716
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.50%, Maturing December 11, 2019		3,432	3,247,283
Term Loan, 3.75%, Maturing August 5, 2020		4,646	4,377,651
Term Loan, 4.00%, Maturing April 1, 2022		3,448	3,263,294

			$22,527,386

8	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.4%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	5,039	$5,001,203
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	2,579	2,398,038

		$7,399,241

Electronics / Electrical — 5.9%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	1,506	$1,010,861
Applied Systems, Inc.
Term Loan, 4.31%, Maturing January 25, 2021	2,092	2,073,914
Avago Technologies Cayman Ltd.
Term Loan, 4.25%, Maturing February 1, 2023	10,900	10,859,877
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021	925	894,525
CommScope, Inc.
Term Loan, 3.83%, Maturing December 29, 2022	2,095	2,086,646
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	1,818	1,278,799
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020	7,022	7,020,624
Dell, Inc.
Term Loan, 3.75%, Maturing October 29, 2018	964	965,264
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022	1,592	1,587,025
Term Loan - Second Lien, 9.50%, Maturing June 25, 2023	475	460,750
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	436	432,963
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	2,002	1,786,488
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	733	728,485
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	5,019	5,016,390
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022	1,699	1,677,963
Term Loan - Second Lien, 8.25%, Maturing July 1, 2023	675	634,500
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	8,538	8,297,572
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022	3,657	3,593,548

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	693	$651,420
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	663	663,188
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	2,388	2,379,741
Term Loan, 5.25%, Maturing November 19, 2021	2,552	2,552,930
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	2,856	2,861,411
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	1,576	1,537,747
Microsemi Corporation
Term Loan, 5.25%, Maturing January 15, 2023	1,343	1,351,275
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	2,535	2,525,494
Term Loan, 3.75%, Maturing December 7, 2020	2,120	2,127,802
ON Semiconductor Corporation
Term Loan, Maturing March 31, 2023(2)	1,325	1,329,637
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	428	426,986
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	907	882,138
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	300	267,750
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	427	425,377
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	5,112	4,758,050
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	260	258,597
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	4,171	3,364,851
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	605	600,334
Southwire Company
Term Loan, 3.25%, Maturing February 10, 2021	1,308	1,244,491
SS&C Technologies, Inc.
Term Loan, 4.01%, Maturing July 8, 2022	2,306	2,313,260
Term Loan, 4.02%, Maturing July 8, 2022	334	335,321
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	912	891,418
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	2,994	2,919,271
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	1,119	1,110,922

9	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	1,581	$1,582,567
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	1,871	1,869,003
Wall Street Systems Delaware, Inc.
Term Loan, 4.25%, Maturing April 30, 2021	1,534	1,523,151
Western Digital Corporation
Term Loan, Maturing March 16, 2023(2)	3,400	3,363,875
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	2,555	2,571,377

		$99,095,578

Equipment Leasing — 0.5%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	3,275	$3,287,281
Flying Fortress, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	4,712	4,711,667

		$7,998,948

Financial Intermediaries — 2.2%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	1,751	$1,712,255
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	2,475	2,400,750
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	3,177	3,177,296
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	1,597	1,573,753
First Data Corporation
Term Loan, 3.93%, Maturing March 24, 2018	2,503	2,500,834
Term Loan, 3.93%, Maturing September 24, 2018	4,650	4,643,220
Term Loan, 4.18%, Maturing July 8, 2022	900	895,969
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	1,453	1,430,930
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	3,564	3,562,053
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	889	880,122
LPL Holdings, Inc.
Term Loan, 4.25%, Maturing March 29, 2021	3,908	3,791,231
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	648	660,164
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	498	498,757

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018		171	$171,482
Term Loan, 6.25%, Maturing September 4, 2018		767	767,132
Term Loan, 6.25%, Maturing September 4, 2018		902	901,875
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018		2,311	2,273,852
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019		1,900	1,868,794
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		1,266	1,255,468
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		841	841,825
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020		1,979	1,729,174

			$37,536,936

Food Products — 2.0%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		4,275	$4,282,596
Term Loan - Second Lien, 9.50%, Maturing October 10, 2017		1,750	1,744,531
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		1,351	1,354,754
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	EUR	552	630,878
Term Loan, 4.25%, Maturing July 2, 2022		2,766	2,773,327
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		993	994,789
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		1,694	1,594,660
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		2,028	2,022,994
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		1,061	1,025,828
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		2,667	2,658,204
Term Loan, 3.75%, Maturing September 18, 2020		1,950	1,942,687
Term Loan, 4.00%, Maturing October 30, 2022		798	795,340
Maple Holdings Acquisition Corp.
Term Loan, 5.25%, Maturing March 3, 2023		1,207	1,212,784
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		9,127	9,100,063
Pinnacle Foods Finance, LLC
Term Loan, 3.00%, Maturing April 29, 2020		829	829,096

10	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021	337	$337,907

		$33,300,438

Food Service — 1.6%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021	6,276	$6,279,039
Aramark Services, Inc.
Term Loan, 3.93%, Maturing July 26, 2016	16	16,105
Term Loan, 3.93%, Maturing July 26, 2016	29	28,789
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019	1,143	1,051,266
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	2,268	2,262,930
Manitowoc Foodservice, Inc.
Term Loan, 5.75%, Maturing March 3, 2023	2,225	2,237,053
NPC International, Inc.
Term Loan, 4.75%, Maturing December 28, 2018	668	664,875
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019	896	854,521
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	316	313,692
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	6,615	6,593,072
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	8,713	6,469,098

		$26,770,440

Food / Drug Retailers — 0.7%
Albertsons, LLC
Term Loan, 5.50%, Maturing March 21, 2019	1,350	$1,352,062
Term Loan, 5.13%, Maturing August 25, 2019	2,826	2,828,774
Term Loan, 5.50%, Maturing August 25, 2021	2,673	2,678,849
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	550	552,750
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021	700	702,187
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	2,887	2,833,677

		$10,948,299

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care — 6.5%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	296	$297,269
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	1,897	1,899,371
Akorn, Inc.
Term Loan, 6.00%, Maturing April 16, 2021	1,115	1,113,164
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021	1,418	1,414,330
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	1,896	1,887,081
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	1,370	1,271,971
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	2,228	2,207,827
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	786	787,255
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing August 4, 2021	1,321	1,324,177
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	508	508,085
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	990	988,163
BSN Medical, Inc.
Term Loan, 4.00%, Maturing August 28, 2019	618	612,161
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	3,564	3,350,194
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	175	174,766
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	2,046	2,037,076
Community Health Systems, Inc.
Term Loan, 3.74%, Maturing December 31, 2018	1,900	1,885,251
Term Loan, 3.75%, Maturing December 31, 2019	2,922	2,876,221
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	372	370,327
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	1,318	1,314,214
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	1,330	1,273,238
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	4,176	4,189,325
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	2,612	2,561,270
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	4,179	4,185,478

11	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	502	$501,012
Term Loan, 4.25%, Maturing August 30, 2020	1,646	1,644,108
Global Healthcare Exchange, LLC
Term Loan, 5.50%, Maturing August 15, 2022	1,269	1,267,039
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	1,150	1,150,539
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.43%, Maturing February 27, 2021	6,174	6,180,316
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	3,212	3,199,876
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	1,195	1,147,500
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	1,249	1,245,758
Term Loan, 7.75%, Maturing May 15, 2018	4,116	4,110,566
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	5,136	5,097,666
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	3,335	3,247,440
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	6,689	6,660,300
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing July 28, 2022	1,318	1,306,839
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	2,170	2,127,040
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017(3)	1,227	766,699
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017(3)	892	557,386
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	686	680,212
New Millennium HoldCo, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	1,441	1,378,394
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	3,577	3,335,313
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	2,826	2,479,621
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	4,137	3,816,383
Physio-Control International, Inc.
Term Loan, 5.50%, Maturing June 6, 2022	549	549,140
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	4,575	4,579,348

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Radnet Management, Inc.
Term Loan, 4.25%, Maturing October 10, 2018		3,296	$3,246,658
RCHP, Inc.
Term Loan, 6.00%, Maturing April 23, 2019		1,992	1,993,029
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019		1,346	1,346,137
Select Medical Corporation
Term Loan, 6.00%, Maturing June 1, 2018		1,381	1,382,853
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022		846	835,178
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020		1,386	1,337,309
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		1,481	1,392,375
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019		2,500	2,498,335

			$109,588,583

Home Furnishings — 0.4%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		6,487	$6,490,142

			$6,490,142

Industrial Equipment — 1.9%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		2,354	$2,269,760
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		565	549,795
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		1,336	1,327,378
Filtration Group Corporation
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021		262	250,659
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		4,793	4,349,842
Term Loan, 4.75%, Maturing July 30, 2020	EUR	463	472,446
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 31, 2020		1,630	1,620,244
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		3,601	3,497,617
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		573	516,386
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		1,387	1,379,642

12	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		784	$651,022
Paternoster Holding IV GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	1,100	1,216,642
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		8,142	8,042,033
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		1,246	1,211,303
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		392	341,040
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		797	751,154
Terex Corporation
Term Loan, 3.50%, Maturing August 13, 2021	EUR	2,069	2,350,804
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		509	460,538
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		392	383,945

			$31,642,250

Insurance — 1.9%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022		2,208	$2,186,229
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		4,965	4,979,508
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		898	895,506
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023		875	840,000
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		3,369	3,330,111
Term Loan, 5.00%, Maturing August 4, 2022		6,132	6,011,549
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		2,850	2,675,437
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		1,558	1,546,099
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		1,834	1,334,473
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020		572	296,686
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020		3,486	3,399,704

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	3,833	$3,780,024

		$31,275,326

Leisure Goods / Activities / Movies — 2.6%
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022	2,786	$2,782,517
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	4,582	4,533,191
Bright Horizons Family Solutions, Inc.
Term Loan, 3.75%, Maturing January 30, 2020	218	217,733
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	1,994	1,907,346
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing December 15, 2022	3,350	3,331,853
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	1,132	1,129,230
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	317	313,667
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	728	723,619
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	276	274,890
Term Loan, 5.50%, Maturing May 8, 2021	2,136	2,130,395
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	6,902	6,916,722
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	2,588	2,563,737
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	3,682	3,617,544
Regal Cinemas Corporation
Term Loan, 3.75%, Maturing April 1, 2022	862	865,041
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	1,403	1,405,505
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	2,283	2,222,734
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 28, 2018(3)	561	168,388
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	2,068	1,694,381
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	1,777	1,714,880
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	1,522	662,052

13	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		1,146	$1,131,018
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020		3,410	3,382,777

			$43,689,220

Lodging and Casinos — 2.6%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017		1,553	$1,561,747
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		5,264	4,872,252
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		1,006	985,316
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		484	484,772
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(4)		1,594	1,470,200
CityCenter Holdings, LLC
Term Loan, 4.30%, Maturing October 16, 2020		2,027	2,028,221
Four Seasons Holdings, Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		3,100	3,071,582
Gala Group Finance PLC
Term Loan, 5.01%, Maturing May 27, 2018	GBP	2,775	3,988,912
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		522	518,899
Term Loan, 5.50%, Maturing November 21, 2019		1,218	1,210,765
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		6,629	6,639,303
La Quinta Intermediate Holdings, LLC
Term Loan, 3.75%, Maturing April 14, 2021		2,281	2,248,200
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		6,313	6,307,985
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		215	215,020
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019		2,585	2,546,225
RHP Hotel Properties L.P.
Term Loan, 3.50%, Maturing January 15, 2021		860	861,299
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		4,106	3,993,453
Term Loan, 6.00%, Maturing October 1, 2021		1,136	1,104,218

			$44,108,369

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.7%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing February 6, 2017	150	$142,500
Term Loan, 3.50%, Maturing May 22, 2020	904	297,629
Arch Coal, Inc.
DIP Loan, 5.00%, Maturing January 31, 2017(5)	700	675,500
Term Loan, 7.50%, Maturing May 16, 2018	2,993	1,068,523
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	767	762,436
Fairmount Santrol, Inc.
Term Loan, 4.13%, Maturing March 15, 2017	488	330,281
Term Loan, 4.50%, Maturing September 5, 2019	3,157	1,688,744
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017	372	235,961
Term Loan, 7.50%, Maturing April 16, 2020	2,257	1,168,155
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	1,011	303,187
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	3,796	3,712,479
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	422	402,850
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	1,425	1,125,750
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019(3)	500	249,700

		$12,163,695

Oil and Gas — 1.3%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	3,077	$1,463,982
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020(3)	1,812	1,037,399
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	1,024	1,028,010
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	1,281	1,237,283
Crestwood Holdings, LLC
Term Loan, 9.00%, Maturing June 19, 2019(3)	944	305,145
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	1,604	740,514
Energy Transfer Equity L.P.
Term Loan, 3.25%, Maturing December 2, 2019	2,200	1,970,375
Term Loan, 4.00%, Maturing December 2, 2019	1,488	1,342,867

14	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	1,296	$890,147
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	875	155,313
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	748	340,410
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	6,577	5,351,639
Paragon Offshore Finance Company
Term Loan, 5.25%, Maturing July 18, 2021	1,111	246,258
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(4)	1,900	33,250
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	5,605	2,498,883
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	47	19,906
Term Loan, 4.25%, Maturing December 16, 2020	126	53,375
Term Loan, 4.25%, Maturing December 16, 2020	903	383,700
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	259	123,463
Term Loan, 4.25%, Maturing October 1, 2019	423	202,132
Term Loan, 4.25%, Maturing October 1, 2019	3,195	1,525,429
Southcross Holdings Borrower L.P.
Term Loan, 0.00%, Maturing August 4, 2021(4)	517	60,332
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	316	288,605
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	1,196	992,857

		$22,291,274

Publishing — 1.2%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020(3)	442	$353,826
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	8,925	6,701,325
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	6,003	5,207,578
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.91%, Maturing March 22, 2019	2,327	2,317,059
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	696	574,046
Penton Media, Inc.
Term Loan, 4.75%, Maturing October 3, 2019	797	789,979

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	889	$864,291
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	2,663	2,580,124

		$19,388,228

Radio and Television — 1.7%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	553	$518,405
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	591	517,125
Block Communications, Inc.
Term Loan, 4.00%, Maturing November 7, 2021	296	296,610
CCO Safari III, LLC
Term Loan, 3.50%, Maturing January 24, 2023	2,425	2,430,847
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	5,477	3,724,074
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018	1,379	1,376,197
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020	1,135	1,114,771
Gray Television, Inc.
Term Loan, 3.94%, Maturing June 13, 2021	334	333,529
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	743	710,944
iHeartCommunications, Inc.
Term Loan, 7.18%, Maturing January 30, 2019	1,066	732,845
Term Loan, 7.93%, Maturing July 30, 2019	1,682	1,159,405
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	1,632	1,631,859
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	926	924,454
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	1,050	1,048,919
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021	3,371	3,320,597
Sinclair Television Group, Inc.
Term Loan, 3.00%, Maturing April 9, 2020	509	506,490
Townsquare Media, Inc.
Term Loan, 4.25%, Maturing April 1, 2022	2,406	2,382,194
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020	6,521	6,464,989

		$29,194,254

15	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 3.0%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		1,082	$738,437
B&M Retail Limited
Term Loan, 3.26%, Maturing May 21, 2019	GBP	475	671,010
Term Loan, 3.76%, Maturing April 28, 2020	GBP	375	531,608
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020		3,120	3,010,333
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020		2,590	2,585,495
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019		669	606,947
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022		2,488	2,494,463
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		1,948	1,572,809
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		1,146	1,151,569
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		3,883	3,048,668
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		3,836	3,744,060
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		1,187	1,144,453
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		4,437	4,433,393
Term Loan, 4.00%, Maturing January 28, 2020		1,071	1,073,646
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		3,355	3,081,601
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022		4,159	4,131,658
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022		5,856	5,838,915
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		294	261,660
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		663	613,449
Pilot Travel Centers, LLC
Term Loan, 3.75%, Maturing October 1, 2021		1,977	1,989,072
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		581	556,917
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		1,952	1,907,050
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		2,335	2,060,278

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Vivarte SA
Term Loan, 11.00%, (4.00% Cash, 7.00% PIK), Maturing October 29, 2019(6)	EUR	836	$954,548
Term Loan, 5.00%, (1.25% Cash, 3.75% PIK), Maturing October 29, 2020(7)	EUR	1,252	1,020,141
Term Loan, 0.10%, (0.10% Cash, 0.00% PIK), Maturing October 29, 2021(3)	EUR	204	0
Wilton Brands, LLC
Term Loan, 8.51%, Maturing August 30, 2018		503	460,131

			$49,682,311

Steel — 0.6%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019		8,431	$7,145,506
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017		1,194	1,192,951
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		2,012	2,001,715

			$10,340,172

Surface Transport — 0.4%
Hertz Corporation (The)
Term Loan, 3.00%, Maturing March 11, 2018		3,185	$3,172,071
Term Loan, 3.75%, Maturing March 11, 2018		1,000	983,750
Kenan Advantage Group, Inc.
Term Loan, 1.69%, Maturing January 31, 2017(5)		57	57,088
Term Loan, 4.00%, Maturing July 31, 2022		131	129,734
Term Loan, 4.00%, Maturing July 31, 2022		409	406,732
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021		2,058	1,718,430

			$6,467,805

Telecommunications — 1.7%
Ciena Corporation
Term Loan, 3.75%, Maturing July 15, 2019		1,749	$1,738,249
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019		11,600	10,849,631
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021		2,079	1,949,062
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022		2,949	2,947,597
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019		2,400	1,799,674
Term Loan, 4.00%, Maturing April 23, 2019		2,841	2,130,887

16	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	5,738	$5,721,106
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	965	941,753

		$28,077,959

Utilities — 1.5%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	1,216	$1,194,352
Term Loan, 3.25%, Maturing January 31, 2022	1,219	1,198,154
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019	4,729	4,712,740
Term Loan, 4.00%, Maturing October 31, 2020	464	461,991
Term Loan, 3.50%, Maturing May 27, 2022	3,747	3,705,414
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	4,122	4,065,172
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	533	526,681
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	1,273	1,263,810
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	513	504,207
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	143	134,220
Term Loan, 5.00%, Maturing December 19, 2021	3,216	3,012,317
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022	224	212,681
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	1,404	1,400,086
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 22, 2021(3)	1,336	874,860
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	347	309,164
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	1,791	1,743,626

		$25,319,475

Total Senior Floating-Rate Loans (identified cost $1,048,155,010)		$990,008,565

Corporate Bonds & Notes — 57.0%

Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.8%
Aerojet Rocketdyne Holdings, Inc.
7.125%, 3/15/21		2,215	$2,309,138
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(8)		2,415	1,859,550
Hexcel Corp.
4.70%, 8/15/25		369	372,131
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(8)		675	708,750
Orbital ATK, Inc.
5.25%, 10/1/21		1,515	1,581,281
TransDigm, Inc.
7.50%, 7/15/21		460	484,150
6.00%, 7/15/22		2,850	2,853,562
6.50%, 7/15/24		2,785	2,777,202
VistaJet Malta Finance PLC/VistaJet Co. Finance, LLC
7.75%, 6/1/20(8)		2,490	1,114,275

			$14,060,039

Agriculture — 0.0%(9)
Lorillard Tobacco Co.
7.00%, 8/4/41		237	$281,405

			$281,405

Automotive — 1.4%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19		660	$670,725
FTE Verwaltungs GmbH
9.00%, 7/15/20(10)	EUR	400	482,754
General Motors Co.
6.60%, 4/1/36		930	1,026,473
General Motors Financial Co., Inc.
2.75%, 5/15/16		3,070	3,075,624
4.75%, 8/15/17		1,615	1,667,828
6.75%, 6/1/18		1,365	1,475,388
Jaguar Land Rover Automotive PLC
5.00%, 2/15/22(10)	GBP	400	584,381
Magna International, Inc.
4.15%, 10/1/25		945	1,003,638
Navistar International Corp.
8.25%, 11/1/21		865	644,425

17	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Schaeffler Holding Finance B.V.
6.875%, 8/15/18(8)(11)	4,785	$4,940,512
6.75%, 11/15/22(8)(11)	4,135	4,517,487
Volkswagen International Finance N.V.
4.00%, 8/12/20(8)	1,500	1,565,738
ZF North America Capital, Inc.
4.00%, 4/29/20(8)	1,200	1,219,500
4.50%, 4/29/22(8)	720	737,100
4.75%, 4/29/25(8)	630	629,213

		$24,240,786

Banks and Thrifts — 0.7%
Banco Bilbao Vizcaya Argentaria SA
4.875%, 4/21/25(8)	2,010	$1,949,700
Banco do Brasil SA
9.00% to 6/18/24, 6/29/49(8)(12)	801	559,899
BankUnited, Inc.
4.875%, 11/17/25	1,815	1,824,627
Capital One Financial Corp.
4.20%, 10/29/25	950	964,178
First Horizon National Corp.
3.50%, 12/15/20	1,900	1,901,499
Morgan Stanley
4.35%, 9/8/26	1,578	1,628,059
Santander Issuances SAU
5.179%, 11/19/25	2,000	1,942,344
Societe Generale SA
8.25% to 11/29/18, 12/31/49(10)(12)	1,500	1,516,875

		$12,287,181

Beverage and Tobacco — 0.3%
Constellation Brands, Inc.
6.00%, 5/1/22	1,530	$1,728,900
4.25%, 5/1/23	2,910	2,990,025

		$4,718,925

Brokerage / Securities Dealers / Investment Houses — 0.1%
Alliance Data Systems Corp.
6.375%, 4/1/20(8)	1,210	$1,235,713

		$1,235,713

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 2.0%
Builders FirstSource, Inc.
7.625%, 6/1/21(8)		773	$806,811
10.75%, 8/15/23(8)		745	754,313
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(8)		1,855	1,924,562
HD Supply, Inc.
7.50%, 7/15/20		3,650	3,891,812
5.25%, 12/15/21(8)		1,545	1,628,044
Hillman Group, Inc. (The)
6.375%, 7/15/22(8)		2,665	2,238,600
MDC Holdings, Inc.
5.625%, 2/1/20		778	791,615
6.00%, 1/15/43		657	505,890
Nortek, Inc.
8.50%, 4/15/21		1,840	1,918,200
Pfleiderer GmbH
7.875%, 8/1/19(10)	EUR	400	478,551
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(8)		4,610	4,765,587
Rexel SA
5.25%, 6/15/20(8)		2,710	2,784,525
Standard Industries, Inc.
5.375%, 11/15/24(8)		2,825	2,881,500
6.00%, 10/15/25(8)		2,230	2,369,375
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19		1,725	1,720,688
5.875%, 6/15/24		2,235	2,232,206
USG Corp.
5.875%, 11/1/21(8)		870	913,500
5.50%, 3/1/25(8)		345	360,094

			$32,965,873

Business Equipment and Services — 2.0%
Acosta, Inc.
7.75%, 10/1/22(8)		5,360	$4,984,800
Carlson Travel Holdings, Inc.
7.50%, 8/15/19(8)(11)		1,700	1,606,500
Carlson Wagonlit B.V.
6.875%, 6/15/19(8)		3,600	3,730,500
FTI Consulting, Inc.
6.00%, 11/15/22		3,974	4,177,667
National CineMedia, LLC
7.875%, 7/15/21		3,090	3,229,050
6.00%, 4/15/22		3,625	3,779,063

18	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ServiceMaster Co., LLC (The)
7.45%, 8/15/27		1,775	$1,757,250
United Rentals North America, Inc.
7.375%, 5/15/20		4,375	4,580,078
8.25%, 2/1/21		203	213,150
7.625%, 4/15/22		3,665	3,921,550
6.125%, 6/15/23		1,060	1,099,750

			$33,079,358

Cable and Satellite Television — 3.0%
Cable One, Inc.
5.75%, 6/15/22(8)		810	$832,275
Cablevision Systems Corp.
7.75%, 4/15/18		1,055	1,102,475
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22		4,295	4,434,587
5.75%, 1/15/24		1,980	2,066,625
5.875%, 4/1/24(8)		230	241,500
5.375%, 5/1/25(8)		3,605	3,677,100
CSC Holdings, LLC
8.625%, 2/15/19		190	209,475
6.75%, 11/15/21		2,780	2,862,010
5.25%, 6/1/24		355	317,281
DISH DBS Corp.
6.75%, 6/1/21		3,310	3,425,850
5.875%, 7/15/22		3,495	3,320,250
5.875%, 11/15/24		2,145	1,973,400
IAC/InterActiveCorp
4.875%, 11/30/18		1,825	1,879,750
Neptune Finco Corp.
10.125%, 1/15/23(8)		2,880	3,088,800
10.875%, 10/15/25(8)		3,350	3,668,250
Numericable-SFR SAS
4.875%, 5/15/19(8)		1,470	1,470,000
6.00%, 5/15/22(8)		4,020	3,939,600
6.25%, 5/15/24(8)		555	540,848
UPCB Finance V, Ltd.
7.25%, 11/15/21(8)		2,750	2,917,907
UPCB Finance VI, Ltd.
6.875%, 1/15/22(8)		1,823	1,934,128
Virgin Media Secured Finance PLC
5.50%, 1/15/25(8)		725	748,563
5.25%, 1/15/26(8)		2,430	2,442,150
6.25%, 3/28/29(10)	GBP	400	572,489

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
VTR Finance B.V.
6.875%, 1/15/24(8)		1,575	$1,547,910
Ziggo Bond Finance B.V.
5.875%, 1/15/25(8)		930	914,887

			$50,128,110

Capital Goods — 0.0%(9)
Valmont Industries, Inc.
5.00%, 10/1/44		475	$426,125

			$426,125

Chemicals and Plastics — 0.7%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B B.V.
7.375%, 5/1/21(8)		2,810	$2,985,625
Platform Specialty Products Corp.
10.375%, 5/1/21(8)		660	640,200
6.50%, 2/1/22(8)		2,325	1,973,344
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/23(8)		670	710,200
Tronox Finance, LLC
6.375%, 8/15/20		3,475	2,693,125
7.50%, 3/15/22(8)		910	684,775
W.R. Grace & Co.
5.125%, 10/1/21(8)		2,170	2,262,225
5.625%, 10/1/24(8)		490	512,662

			$12,462,156

Clothing / Textiles — 0.3%
PVH Corp.
7.75%, 11/15/23		3,740	$4,338,400

			$4,338,400

Commercial Services — 0.2%
Block Financial, LLC
4.125%, 10/1/20		1,550	$1,602,447
CEB, Inc.
5.625%, 6/15/23(8)		710	724,200
ExamWorks Group, Inc.
5.625%, 4/15/23		1,170	1,197,788
Verisure Holding AB
6.00%, 11/1/22(8)	EUR	400	484,859

			$4,009,294

19	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.3%
Spectrum Brands, Inc.
6.375%, 11/15/20		1,100	$1,163,800
5.75%, 7/15/25		2,995	3,197,162
TMS International Corp.
7.625%, 10/15/21(8)		1,625	995,313

			$5,356,275

Consumer Products — 0.1%
Central Garden & Pet Co.
6.125%, 11/15/23		880	$919,600

			$919,600

Containers and Glass Products — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
3.634%, 12/15/19(8)(13)		1,020	$1,007,250
7.00%, 11/15/20(8)		784	751,074
6.00%, 6/30/21(8)		615	587,325
Ball Corp.
4.375%, 12/15/20		2,375	2,467,031
4.375%, 12/15/23	EUR	800	976,227
Berry Plastics Corp.
6.00%, 10/15/22(8)		970	1,020,925
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.
5.625%, 12/15/16(8)		385	384,278
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(8)		1,345	1,403,844
6.375%, 8/15/25(8)		625	658,203
Reynolds Group Holdings, Inc.
9.875%, 8/15/19		4,150	4,297,844
5.75%, 10/15/20		250	257,188
Smurfit Kappa Acquisitions
2.75%, 2/1/25(10)	EUR	400	450,893

			$14,262,082

Cosmetics / Toiletries — 0.2%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(11)		3,785	$3,822,850

			$3,822,850

Security		Principal Amount* (000’s omitted)	Value

Distribution & Wholesale — 0.1%
Alliance Automotive Finance PLC
6.25%, 12/1/21(10)	EUR	400	$484,518
American Tire Distributors, Inc.
10.25%, 3/1/22(8)		1,875	1,696,875

			$2,181,393

Diversified Financial Services — 0.9%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust
4.625%, 10/30/20		730	$750,988
4.625%, 7/1/22		210	214,988
BPCE SA
4.625%, 7/11/24(8)		1,775	1,741,161
Citigroup, Inc.
4.30%, 11/20/26		92	91,794
Deutsche Bank AG
4.50%, 4/1/25		2,490	2,168,924
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/25		615	626,356
Legg Mason, Inc.
4.75%, 3/15/26		985	1,001,141
Leucadia National Corp.
6.625%, 10/23/43		683	541,636
Lock AS
7.00%, 8/15/21(10)	EUR	400	482,083
Och-Ziff Finance Co., LLC
4.50%, 11/20/19(8)		1,509	1,510,696
Quicken Loans, Inc.
5.75%, 5/1/25(8)		1,210	1,179,750
Royal Bank of Canada
4.65%, 1/27/26		1,000	1,017,172
Royal Bank of Scotland Group PLC
8.00% to 8/10/25, 12/29/49(12)		2,537	2,425,372
Suntrust Banks, Inc.
2.90%, 3/3/21		680	691,123

			$14,443,184

Drugs — 1.4%
ConvaTec Finance International SA
8.25%, 1/15/19(8)(11)		4,815	$4,787,916
Endo Finance, LLC/Endo Finco, Inc.
7.75%, 1/15/22(8)		185	190,030
Endo Ltd./Endo Finance, LLC/Endo Finco, Inc.
6.00%, 7/15/23(8)		1,740	1,646,475
6.00%, 2/1/25(8)		1,640	1,545,700

20	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Horizon Pharma Financing, Inc.
6.625%, 5/1/23(8)		2,285	$2,027,937
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC
4.875%, 4/15/20(8)		1,210	1,139,820
5.625%, 10/15/23(8)		3,730	3,403,625
5.50%, 4/15/25(8)		1,215	1,078,312
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(8)		425	354,875
7.50%, 7/15/21(8)		1,615	1,353,564
5.625%, 12/1/21(8)		1,165	923,263
5.875%, 5/15/23(8)		3,855	3,040,631
6.125%, 4/15/25(8)		3,350	2,587,875

			$24,080,023

Ecological Services and Equipment — 0.3%
Advanced Disposal Services, Inc.
8.25%, 10/1/20		765	$784,049
Clean Harbors, Inc.
5.25%, 8/1/20		1,095	1,127,740
5.125%, 6/1/21		900	914,625
Covanta Holding Corp.
6.375%, 10/1/22		1,800	1,809,000
5.875%, 3/1/24		900	877,500

			$5,512,914

Electric Utilities — 0.2%
E.CL SA
4.50%, 1/29/25(8)		637	$658,764
FirstEnergy Transmission, LLC
5.45%, 7/15/44(8)		546	571,305
NRG Yield Operating, LLC
5.375%, 8/15/24		1,080	1,009,800
Southern Water Greensand Financing PLC
8.50%, 4/15/19(10)	GBP	204	325,296

			$2,565,165

Electronics / Electrical — 2.4%
AES Panama SA
6.00%, 6/25/22(8)		463	$463,463
Anixter, Inc.
5.50%, 3/1/23(8)		1,890	1,918,350
Avnet, Inc.
4.625%, 4/15/26		985	998,065

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Comision Federal de Electricidad
4.875%, 5/26/21(8)		1,001	$1,057,306
CommScope, Inc.
4.375%, 6/15/20(8)		825	849,750
Exelon Corp.
5.625%, 6/15/35		819	926,822
Flextronics International, Ltd.
4.75%, 6/15/25		1,000	985,000
Freescale Semiconductor, Inc.
6.00%, 1/15/22(8)		1,670	1,774,375
Infor (US), Inc.
5.75%, 8/15/20(8)		1,490	1,538,425
6.50%, 5/15/22		1,760	1,610,400
Informatica, LLC
7.125%, 7/15/23(8)		2,045	1,983,650
Ingram Micro, Inc.
4.95%, 12/15/24		869	843,398
Midamerican Funding, LLC
6.927%, 3/1/29		314	419,413
Molex Electronic Technologies, LLC
3.90%, 4/15/25(8)		874	850,891
Nuance Communications, Inc.
5.375%, 8/15/20(8)		885	902,147
NXP B.V./NXP Funding, LLC
4.125%, 6/15/20(8)		1,000	1,012,500
5.75%, 2/15/21(8)		1,105	1,161,631
Rapid Holding GmbH
6.625%, 11/15/20(10)	EUR	400	474,614
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23(8)		2,650	2,765,111
Trimble Navigation, Ltd.
4.75%, 12/1/24		855	873,675
Western Digital Corp.
7.375%, 4/1/23(8)(14)		3,950	4,038,875
10.50%, 4/1/24(8)(14)		6,875	6,896,484
Zebra Technologies Corp.
7.25%, 10/15/22		5,175	5,640,750

			$39,985,095

Engineering & Construction — 0.0%(9)
Swissport Investments SA
6.75%, 12/15/21(10)	EUR	400	$481,330

			$481,330

21	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Entertainment — 0.0%(9)
CPUK Finance, Ltd.
7.00%, 8/28/20(8)	GBP	400	$598,402

			$598,402

Environmental — 0.0%(9)
Befesa Zinc SAU Via Zinc Capital SA
8.875%, 5/15/18(10)	EUR	500	$552,007

			$552,007

Equipment Leasing — 0.6%
International Lease Finance Corp.
8.75%, 3/15/17		1,525	$1,610,247
6.25%, 5/15/19		1,025	1,095,469
8.25%, 12/15/20		3,275	3,833,797
4.625%, 4/15/21		100	102,750
8.625%, 1/15/22		2,615	3,154,344

			$9,796,607

Financial Intermediaries — 3.0%
Ally Financial, Inc.
5.50%, 2/15/17		5,000	$5,104,100
6.25%, 12/1/17		3,295	3,443,275
8.00%, 12/31/18		250	272,500
5.75%, 11/20/25		950	933,375
CIT Group, Inc.
5.25%, 3/15/18		8,780	9,104,860
First Data Corp.
6.75%, 11/1/20(8)		3,932	4,144,328
7.00%, 12/1/23(8)		6,630	6,721,162
5.00%, 1/15/24(8)		2,120	2,130,600
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
3.50%, 3/15/17		1,500	1,500,000
6.00%, 8/1/20		2,225	2,174,938
Janus Capital Group, Inc.
4.875%, 8/1/25		1,894	2,020,034
JPMorgan Chase & Co.
6.75% to 2/1/24, 1/29/49(12)		2,640	2,902,020
Navient Corp.
5.50%, 1/15/19		3,125	3,085,938
4.875%, 6/17/19		215	208,013
8.00%, 3/25/20		3,743	3,733,642
5.00%, 10/26/20		995	905,450
7.25%, 1/25/22		215	201,831
5.875%, 10/25/24		1,245	1,071,472

			$49,657,538

Security		Principal Amount* (000’s omitted)	Value

Financial Services — 0.5%
ABN AMRO Bank N.V.
4.75%, 7/28/25(8)		1,000	$1,011,038
BNP Paribas SA
7.375% to 8/19/25, 12/29/49(8)(12)		1,496	1,449,250
Development Bank of Mongolia, LLC
5.75%, 3/21/17(10)		410	393,087
Santander Holdings USA, Inc.
4.50%, 7/17/25		1,445	1,488,889
Sensata Technologies UK Financing Co. PLC
6.25%, 2/15/26(8)		2,735	2,926,450
Trade and Development Bank of Mongolia, LLC
9.375%, 5/19/20(10)		1,450	1,336,900

			$8,605,614

Food Products — 0.6%
BRF SA
3.95%, 5/22/23(8)		600	$564,000
Corn Products International, Inc.
6.625%, 4/15/37		296	365,303
Dean Foods Co.
6.50%, 3/15/23(8)		1,875	1,933,594
Delhaize Group SA
5.70%, 10/1/40		500	541,031
Iceland Bondco PLC
4.841%, 7/15/20(8)(13)	GBP	1,500	1,887,770
Pilgrim’s Pride Corp.
5.75%, 3/15/25(8)		1,205	1,215,544
Post Holdings, Inc.
6.75%, 12/1/21(8)		570	602,062
7.75%, 3/15/24(8)		1,495	1,648,237
8.00%, 7/15/25(8)		745	836,262
WhiteWave Foods Co. (The)
5.375%, 10/1/22		855	924,469

			$10,518,272

Food Service — 0.8%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(8)		2,410	$2,458,200
6.00%, 4/1/22(8)		4,775	4,977,937
Manitowoc Foodservice, Inc.
9.50%, 2/15/24(8)		115	125,925
NPC International, Inc./NPC Quality Burgers, Inc./NPC Operating Company B, Inc.
10.50%, 1/15/20		4,405	4,570,187

22	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Yum! Brands, Inc.
5.30%, 9/15/19		425	$448,906
3.75%, 11/1/21		705	672,394
3.875%, 11/1/23		190	176,463

			$13,430,012

Food / Drug Retailers — 0.3%
ESAL GmbH
6.25%, 2/5/23(8)		1,410	$1,246,088
Rite Aid Corp.
6.125%, 4/1/23(8)		4,230	4,499,662

			$5,745,750

Forest Products — 0.1%
Domtar Corp.
10.75%, 6/1/17		677	$739,036

			$739,036

Health Care — 5.1%
Alere, Inc.
7.25%, 7/1/18		485	$506,825
6.50%, 6/15/20		1,055	1,080,320
6.375%, 7/1/23(8)		2,635	2,773,337
AmSurg Corp.
5.625%, 11/30/20		1,865	1,934,937
5.625%, 7/15/22		1,690	1,747,038
Capsugel SA
7.00%, 5/15/19(8)(11)		603	607,146
Centene Corp.
4.75%, 5/15/22		870	883,050
Cerberus Nightingale 1 S.a.r.l.
8.25%, 2/1/20(10)	EUR	400	459,712
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		4,830	4,890,375
7.125%, 7/15/20		2,785	2,645,750
6.875%, 2/1/22		3,030	2,749,725
ConvaTec Healthcare E SA
10.50%, 12/15/18(8)		2,235	2,304,844
DJO Finco, Inc./DJO Finance, LLC/DJO Finance Corp.
8.125%, 6/15/21(8)		1,485	1,321,650
Ephios Bondco PLC
6.25%, 7/1/22(10)	EUR	650	785,492

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Fresenius Medical Care US Finance II, Inc.
5.625%, 7/31/19(8)		1,640	$1,795,288
5.875%, 1/31/22(8)		1,365	1,506,278
Grifols Worldwide Operations, Ltd.
5.25%, 4/1/22		1,235	1,275,138
HCA Holdings, Inc.
6.25%, 2/15/21		1,710	1,846,800
HCA, Inc.
6.50%, 2/15/20		3,215	3,536,500
7.50%, 2/15/22		2,930	3,330,144
4.75%, 5/1/23		1,125	1,147,500
5.875%, 2/15/26		2,705	2,792,912
Healthcare Realty Trust
3.875%, 5/1/25		306	297,956
HealthSouth Corp.
5.75%, 11/1/24		715	727,870
Hill-Rom Holdings, Inc.
5.75%, 9/1/23(8)		1,030	1,071,200
Hologic, Inc.
5.25%, 7/15/22(8)		2,835	2,966,119
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(8)		5,605	5,769,226
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18		3,115	3,138,362
7.875%, 2/15/21(8)		735	779,100
MEDNAX, Inc.
5.25%, 12/1/23(8)		2,105	2,194,462
MPH Acquisition Holdings, LLC
6.625%, 4/1/22(8)		5,170	5,389,725
Opal Acquisition, Inc.
8.875%, 12/15/21(8)		1,960	1,376,900
Surgical Care Affiliates, Inc.
6.00%, 4/1/23(8)		1,475	1,493,438
TeamHealth, Inc.
7.25%, 12/15/23(8)		3,360	3,603,600
Teleflex, Inc.
5.25%, 6/15/24		790	812,713
Tenet Healthcare Corp.
6.00%, 10/1/20		1,795	1,920,650
8.125%, 4/1/22		6,185	6,376,178
6.75%, 6/15/23		745	717,063
Unilabs Subholding AB
8.50%, 7/15/18(10)	EUR	750	888,991

23	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
WellCare Health Plans, Inc.
5.75%, 11/15/20		4,015	$4,170,581

			$85,614,895

Holding Company – Diversified — 0.6%
Argos Merger Sub, Inc.
7.125%, 3/15/23(8)		4,540	$4,823,750
HRG Group, Inc.
7.875%, 7/15/19		3,780	3,995,838
Monitchem HoldCo 2 SA
6.875%, 6/15/22(10)	EUR	400	400,427

			$9,220,015

Home Furnishings — 0.4%
Harman International Industries, Inc.
4.15%, 5/15/25		940	$930,499
Magnolia BC SA
9.00%, 8/1/20(10)	EUR	400	485,291
Newell Rubbermaid, Inc.
4.20%, 4/1/26		945	990,353
Tempur Sealy International, Inc.
6.875%, 12/15/20		3,125	3,312,500
5.625%, 10/15/23(8)		1,445	1,493,769

			$7,212,412

Homebuilders / Real Estate — 0.0%(9)
Bormioli Rocco Holdings SA
10.00%, 8/1/18(10)	EUR	400	$476,894

			$476,894

Industrial Equipment — 0.6%
Accudyne Industries Borrower/Accudyne Industries, LLC
7.75%, 12/15/20(8)		1,395	$1,109,025
BlueLine Rental Finance Corp.
7.00%, 2/1/19(8)		2,690	2,491,613
CNH Industrial Capital, LLC
6.25%, 11/1/16		2,055	2,106,375
3.625%, 4/15/18		2,500	2,512,500
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(15)		61	26,720
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(8)(11)		1,980	1,452,825

			$9,699,058

Security		Principal Amount* (000’s omitted)	Value

Insurance — 0.6%
Genworth Financial, Inc.
7.625%, 9/24/21		1,654	$1,455,520
Genworth Holdings, Inc.
6.515%, 5/22/18		285	275,025
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(8)(11)		1,695	1,576,350
Hub International, Ltd.
7.875%, 10/1/21(8)		2,325	2,295,938
Principal Financial Group, Inc.
6.05%, 10/15/36		309	367,613
USI, Inc.
7.75%, 1/15/21(8)		2,670	2,680,012
Wayne Merger Sub, LLC
8.25%, 8/1/23(8)		1,655	1,650,863
XLIT, Ltd.
6.50% to 4/15/17, 10/29/49(12)		583	405,185

			$10,706,506

Internet Software & Services — 0.2%
Netflix, Inc.
5.50%, 2/15/22		3,215	$3,381,987

			$3,381,987

Leisure Goods / Activities / Movies — 0.8%
Activision Blizzard, Inc.
6.125%, 9/15/23(8)		1,190	$1,282,225
AMC Entertainment, Inc.
5.75%, 6/15/25		250	256,875
NCL Corp., Ltd.
5.25%, 11/15/19(8)		985	1,014,550
4.625%, 11/15/20(8)		1,870	1,888,700
Nord Anglia Education Finance, LLC
5.75%, 7/15/22(10)	CHF	600	645,832
Regal Entertainment Group
5.75%, 3/15/22		1,030	1,071,200
Royal Caribbean Cruises, Ltd.
7.25%, 6/15/16		660	667,725
7.25%, 3/15/18		1,680	1,818,096
Sabre GLBL, Inc.
5.375%, 4/15/23(8)		855	881,719
Viking Cruises, Ltd.
8.50%, 10/15/22(8)		1,650	1,567,500
6.25%, 5/15/25(8)		1,690	1,423,825

			$12,518,247

24	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 1.6%
Buffalo Thunder Development Authority
11.00%, 12/9/22(8)		2,006	$1,013,070
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(4)		2,175	1,854,188
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20		2,650	2,769,250
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21		3,645	3,795,174
MGM Resorts International
6.625%, 12/15/21		2,455	2,645,262
7.75%, 3/15/22		3,970	4,456,325
6.00%, 3/15/23		2,460	2,550,712
Playa Resorts Holding B.V.
8.00%, 8/15/20(8)		1,220	1,210,850
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23		1,215	1,248,413
Studio City Finance, Ltd.
8.50%, 12/1/20(8)		4,085	4,115,637
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(4)(8)		3,565	1,835,975

			$27,494,856

Manufacturing — 0.1%
Trinity Industries, Inc.
4.55%, 10/1/24		1,308	$1,093,641

			$1,093,641

Media — 0.3%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(8)		4,295	$4,418,481
4.00%, 1/15/25(10)	EUR	500	583,174

			$5,001,655

Metals / Mining — 0.3%
Alcoa, Inc.
5.95%, 2/1/37		683	$583,965
Freeport-McMoRan, Inc.
3.55%, 3/1/22		1,000	702,500
Glencore Funding, LLC
4.00%, 4/16/25(8)		1,300	1,021,522
Newcrest Finance Pty. Ltd.
5.75%, 11/15/41(8)		794	687,955

Security	Principal Amount* (000’s omitted)	Value

Metals / Mining (continued)
Southern Copper Corp.
5.25%, 11/8/42	753	$621,213
Timken Co. (The)
3.875%, 9/1/24	851	837,152

		$4,454,307

Nonferrous Metals / Minerals — 0.9%
BHP Billiton Finance USA, Ltd.
6.75% to 10/19/25, 10/19/75(8)(12)	1,460	$1,461,825
Eldorado Gold Corp.
6.125%, 12/15/20(8)	3,315	3,041,513
Imperial Metals Corp.
7.00%, 3/15/19(8)	880	770,000
Kissner Milling Co., Ltd.
7.25%, 6/1/19(8)	4,245	4,000,912
New Gold, Inc.
6.25%, 11/15/22(8)	1,535	1,304,750
Novelis, Inc.
8.375%, 12/15/17	1,565	1,599,430
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20(8)	325	227,500
7.375%, 2/1/20	2,005	1,403,500
SunCoke Energy, Inc.
7.625%, 8/1/19	92	89,700
Teck Resources, Ltd.
4.75%, 1/15/22	1,018	707,510

		$14,606,640

Oil and Gas — 6.2%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 5/20/20	1,245	$1,282,350
7.00%, 5/20/22	5,220	5,376,600
AmeriGas Partners, L.P./AmeriGas Finance Corp.
6.25%, 8/20/19	1,570	1,609,250
Antero Resources Corp.
6.00%, 12/1/20	473	451,715
5.375%, 11/1/21	3,515	3,242,587
5.625%, 6/1/23	1,270	1,174,750
Apache Corp.
6.00%, 1/15/37	479	478,161
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(8)	700	586,250

25	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	2,010	$572,850
Canbriam Energy, Inc.
9.75%, 11/15/19(8)	1,105	966,875
Chesapeake Energy Corp.
8.00%, 12/15/22(8)	1,500	742,500
Chevron Corp.
3.326%, 11/17/25	815	840,346
Concho Resources, Inc.
7.00%, 1/15/21	1,800	1,827,000
6.50%, 1/15/22	685	686,713
5.50%, 4/1/23	5,200	5,122,000
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(8)	2,840	2,733,500
7.75%, 2/15/23(8)	2,450	2,382,625
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	5,210	4,610,850
Denbury Resources, Inc.
5.50%, 5/1/22	675	307,125
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(8)	3,275	3,078,500
8.125%, 9/15/23(8)	975	931,125
Energy Transfer Equity L.P.
7.50%, 10/15/20	1,950	1,886,625
5.875%, 1/15/24	2,070	1,780,200
EP Energy, LLC/Everest Acquisition Finance, Inc.
7.75%, 9/1/22	2,065	970,550
Gulfport Energy Corp.
7.75%, 11/1/20	4,585	4,607,925
6.625%, 5/1/23	2,420	2,262,700
Harvest Operations Corp.
6.875%, 10/1/17	920	563,500
Holly Energy Partners, L.P./Holly Energy Finance Corp.
6.50%, 3/1/20	615	611,925
Kinder Morgan Energy Partners, L.P.
4.25%, 9/1/24	2,245	2,130,557
Marathon Oil Corp.
3.85%, 6/1/25	1,220	993,622
Matador Resources Co.
6.875%, 4/15/23	2,675	2,561,312
Memorial Resource Development Corp.
5.875%, 7/1/22	5,440	4,624,000
Noble Energy, Inc.
5.625%, 5/1/21	782	786,768
4.15%, 12/15/21	103	103,028

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Pacific Drilling SA
5.375%, 6/1/20(8)	1,274	$407,680
Pacific Exploration and Production Corp.
5.625%, 1/19/25(8)	910	159,250
Paramount Resources, Ltd.
6.875%, 6/30/23(8)	1,250	914,062
PBF Holding Co., LLC/PBF Finance Corp.
8.25%, 2/15/20	2,545	2,643,619
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	1,800	1,701,000
Petrobras Global Finance Co.
7.875%, 3/15/19	1,885	1,812,427
Petroleos Mexicanos
6.875%, 8/4/26(8)	1,185	1,285,725
Rowan Cos., Inc.
7.875%, 8/1/19	2,433	2,272,870
RSP Permian, Inc.
6.625%, 10/1/22	3,090	3,074,550
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	3,640	3,517,150
5.625%, 4/15/23	4,451	4,261,832
5.75%, 5/15/24	1,640	1,574,400
5.625%, 3/1/25	3,950	3,782,125
Seven Generations Energy, Ltd.
8.25%, 5/15/20(8)	4,390	4,422,925
6.75%, 5/1/23(8)	2,225	2,119,312
Seventy Seven Energy, Inc.
6.50%, 7/15/22	1,255	62,750
Seventy Seven Operating, LLC
6.625%, 11/15/19	1,100	280,500
Shell International Finance B.V.
3.25%, 5/11/25	1,010	1,019,483
SM Energy Co.
6.125%, 11/15/22	870	641,625
6.50%, 1/1/23	1,995	1,426,425
Sunoco, L.P./Sunoco Finance Corp.
6.375%, 4/1/23(8)	1,835	1,845,313
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19(8)	630	628,425
6.25%, 10/15/22(8)	1,505	1,505,000
Triangle USA Petroleum Corp.
6.75%, 7/15/22(8)	1,375	264,688
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24	385	336,615

		$104,846,135

26	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Packaging & Containers — 0.0%(9)
Horizon Holdings I SASU
7.25%, 8/1/23(8)	EUR	500	$601,167

			$601,167

Pharmaceuticals — 0.0%(9)
Actavis Funding SCS
3.00%, 3/12/20		480	$495,094
Vizient, Inc.
10.375%, 3/1/24(8)		110	117,975

			$613,069

Pipelines — 0.1%
Regency Energy Partners, L.P./Regency Energy Finance Corp.
5.00%, 10/1/22		2,002	$1,885,001

			$1,885,001

Publishing — 1.2%
Laureate Education, Inc.
9.25%, 9/1/19(8)		15,215	$11,259,100
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
9.75%, 4/1/21		4,645	5,063,050
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(8)(11)		1,020	1,020,000
Tribune Media Co.
5.875%, 7/15/22(8)		2,390	2,336,225

			$19,678,375

Radio and Television — 0.9%
CCO Safari II, LLC
6.384%, 10/23/35(8)		452	$499,095
CCOH Safari, LLC
5.75%, 2/15/26(8)		1,885	1,955,687
Clear Channel Worldwide Holdings, Inc.
Series A, 7.625%, 3/15/20		470	404,200
Series A, 6.50%, 11/15/22		1,100	1,056,000
Series B, 6.50%, 11/15/22		2,130	2,130,000
iHeartCommunications, Inc.
9.00%, 12/15/19		226	168,088
11.25%, 3/1/21		1,505	1,059,144
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(8)		1,250	1,306,250

Security		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Sirius XM Radio, Inc.
5.875%, 10/1/20(8)		745	$781,207
6.00%, 7/15/24(8)		2,830	2,977,692
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19		1,470	1,503,075
Univision Communications, Inc.
5.125%, 5/15/23(8)		1,260	1,260,000

			$15,100,438

Real Estate Investment Trusts (REITs) — 0.3%
ARC Properties Operating Partnership, L.P.
3.00%, 2/6/19		442	$436,422
Brixmor Operating Partnership, L.P.
3.85%, 2/1/25		785	720,904
CBL & Associates, L.P.
4.60%, 10/15/24		878	800,946
Communications Sales & Leasing, Inc./CSL Capital LLC
8.25%, 10/15/23		485	452,262
DDR Corp.
3.625%, 2/1/25		455	441,196
ESH Hospitality, Inc.
5.25%, 5/1/25(8)		1,260	1,236,375

			$4,088,105

Retail — 0.0%(9)
Kirk Beauty Zero GmbH
6.25%, 7/15/22(8)	EUR	500	$610,882

			$610,882

Retailers (Except Food and Drug) — 2.9%
Best Buy Co., Inc.
5.00%, 8/1/18		1,120	$1,170,400
Chinos Intermediate Holdings A, Inc.
7.75%, 5/1/19(8)(11)		1,505	700,141
Dollar Tree, Inc.
5.25%, 3/1/20(8)		1,905	2,002,631
5.75%, 3/1/23(8)		4,400	4,683,250
Gap, Inc. (The)
5.95%, 4/12/21		295	320,101
Hot Topic, Inc.
9.25%, 6/15/21(8)		4,740	4,775,550

27	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
L Brands, Inc.
8.50%, 6/15/19	3,325	$3,907,207
6.625%, 4/1/21	6,135	6,931,936
5.625%, 2/15/22	790	862,617
6.875%, 11/1/35	2,850	3,107,070
Macy’s Retail Holdings, Inc.
2.875%, 2/15/23	521	495,790
6.70%, 7/15/34	785	811,196
Michaels Stores, Inc.
5.875%, 12/15/20(8)	1,775	1,863,750
Murphy Oil USA, Inc.
6.00%, 8/15/23	4,165	4,331,600
Party City Holdings, Inc.
6.125%, 8/15/23(8)	3,215	3,327,525
Radio Systems Corp.
8.375%, 11/1/19(8)	3,300	3,440,250
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	1,225	1,289,313
5.625%, 12/1/25	2,385	2,551,950
Signet UK Finance PLC
4.70%, 6/15/24	875	868,851
Vista Outdoor, Inc.
5.875%, 10/1/23(8)	1,620	1,705,050

		$49,146,178

Road & Rail — 0.1%
Florida East Coast Holdings Corp.
6.75%, 5/1/19(8)	540	$542,700
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(8)	1,045	1,024,100

		$1,566,800

Software and Services — 0.4%
Electronic Arts, Inc.
4.80%, 3/1/26	990	$1,016,437
IHS, Inc.
5.00%, 11/1/22	2,240	2,332,400
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(8)(11)	2,090	1,572,725
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(8)	2,350	1,339,500

		$6,261,062

Security		Principal Amount* (000’s omitted)	Value

Steel — 0.4%
ArcelorMittal
7.25%, 2/25/22		4,000	$3,978,000
JMC Steel Group, Inc.
8.25%, 3/15/18(8)		2,635	2,371,500
Steel Dynamics, Inc.
6.375%, 8/15/22		500	517,500

			$6,867,000

Super Retail — 0.0%(9)
Dufry Finance SCA
4.50%, 8/1/23(10)	EUR	500	$598,820

			$598,820

Surface Transport — 0.6%
Hertz Corp. (The)
6.25%, 10/15/22		690	$693,450
XPO Logistics, Inc.
7.875%, 9/1/19(8)		6,790	7,061,600
6.50%, 6/15/22(8)		3,035	2,962,919

			$10,717,969

Technology — 0.5%
Abengoa Finance S.A.U.
7.75%, 2/1/20(4)(8)		1,125	$106,875
International Game Technology PLC
6.50%, 2/15/25(8)		720	716,400
Israel Electric Corp, Ltd.
5.00%, 11/12/24(8)(10)		1,000	1,063,000
KLA-Tencor Corp.
4.65%, 11/1/24		864	875,796
Micron Technology, Inc.
5.25%, 8/1/23(8)		1,870	1,538,075
5.625%, 1/15/26(8)		1,080	858,600
Seagate HDD Cayman
4.75%, 6/1/23		1,750	1,452,197
4.75%, 1/1/25		695	543,959
Total System Services, Inc.
4.80%, 4/1/26		1,075	1,108,769
Western Union Co. (The)
6.20%, 11/17/36		637	657,321

			$8,920,992

28	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 6.5%
Altice Financing SA
6.625%, 2/15/23(8)		2,580	$2,599,350
Altice Luxembourg SA
7.25%, 5/15/22(10)	EUR	700	790,596
7.75%, 5/15/22(8)		1,710	1,691,327
7.625%, 2/15/25(8)		1,290	1,238,400
AT&T, Inc.
4.35%, 6/15/45		455	420,166
Avaya, Inc.
9.00%, 4/1/19(8)		2,250	1,530,000
CenturyLink, Inc.
5.80%, 3/15/22		210	202,829
6.75%, 12/1/23		1,695	1,654,744
Colombia Telecomunicaciones SA ESP
8.50% to 3/30/20, 12/29/49(8)(12)		1,593	1,362,015
CommScope Technologies Finance, LLC
6.00%, 6/15/25(8)		2,595	2,646,900
Digicel, Ltd.
6.00%, 4/15/21(8)		1,450	1,305,000
6.75%, 3/1/23(8)		2,230	1,984,700
Equinix, Inc.
5.875%, 1/15/26		2,725	2,876,237
Frontier Communications Corp.
6.25%, 9/15/21		1,600	1,487,024
10.50%, 9/15/22(8)		685	704,694
7.625%, 4/15/24		285	254,362
6.875%, 1/15/25		1,845	1,564,791
11.00%, 9/15/25(8)		3,205	3,233,044
Hughes Satellite Systems Corp.
6.50%, 6/15/19		2,912	3,221,400
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20		1,815	1,179,750
7.50%, 4/1/21		105	67,200
6.625%, 12/15/22		1,695	915,300
Intelsat Luxembourg S.A.
7.75%, 6/1/21		2,550	771,375
8.125%, 6/1/23		4,100	1,245,375
Interoute Finco PLC
7.375%, 10/15/20(10)	EUR	400	493,849
Juniper Networks, Inc.
3.125%, 2/26/19		730	743,058
Level 3 Financing, Inc.
5.375%, 1/15/24(8)		1,000	1,015,000
Matterhorn Telecom SA
3.875%, 5/1/22(10)	EUR	625	672,072

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Plantronics, Inc.
5.50%, 5/31/23(8)		2,370	$2,334,450
Play Topco SA
7.75%, 2/28/20(10)(11)	EUR	400	465,344
SBA Telecommunications, Inc.
5.75%, 7/15/20		1,985	2,056,956
Sprint Communications, Inc.
9.125%, 3/1/17		1,225	1,252,562
9.00%, 11/15/18(8)		13,520	14,229,800
7.00%, 8/15/20		4,810	3,848,000
6.00%, 11/15/22		250	184,063
Sprint Corp.
7.25%, 9/15/21		2,060	1,583,625
7.875%, 9/15/23		9,915	7,609,762
7.625%, 2/15/25		1,870	1,397,825
T-Mobile USA, Inc.
5.25%, 9/1/18		4,725	4,854,937
6.25%, 4/1/21		1,100	1,160,280
6.633%, 4/28/21		1,735	1,821,750
6.731%, 4/28/22		620	650,876
6.625%, 4/1/23		1,670	1,766,025
6.375%, 3/1/25		1,395	1,433,362
6.50%, 1/15/26		610	636,687
Telecom Italia Capital SA
7.721%, 6/4/38		546	574,998
Verizon Communications, Inc.
4.50%, 9/15/20		664	735,157
6.00%, 4/1/41		431	517,170
Virgin Media Finance PLC
6.375%, 4/15/23(8)		10,705	11,186,725
5.75%, 1/15/25(8)		2,015	2,045,225
Wind Acquisition Finance SA
5.09%, 4/30/19(8)(13)	EUR	600	683,671
3.856%, 7/15/20(8)(13)	EUR	625	694,749
4.75%, 7/15/20(8)		3,800	3,610,000
7.375%, 4/23/21(8)		2,060	1,874,600
Windstream Corp.
7.50%, 6/1/22		1,870	1,444,575
6.375%, 8/1/23		180	132,750
Windstream Services, LLC
7.75%, 10/1/21		1,265	1,038,091

			$109,694,573

29	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Utilities — 1.2%
AES Corp. (The)
5.50%, 3/15/24		760	$746,700
AES Gener SA
5.25%, 8/15/21(8)		660	702,371
Air Medical Merger Sub Corp.
6.375%, 5/15/23(8)		1,915	1,804,887
Calpine Corp.
5.375%, 1/15/23		1,905	1,856,194
5.75%, 1/15/25		610	587,887
Dynegy, Inc.
6.75%, 11/1/19		3,130	3,130,000
7.375%, 11/1/22		2,490	2,315,700
7.625%, 11/1/24		2,120	1,934,500
Enel SpA
8.75% to 9/24/23, 9/24/73(8)(12)		1,092	1,217,580
ITC Holdings Corp.
5.30%, 7/1/43		660	680,505
NRG Energy, Inc.
8.25%, 9/1/20		2,330	2,359,125
7.875%, 5/15/21		2,015	2,017,519
PPL Capital Funding, Inc.
Series A, 6.70% to 3/30/17, 3/30/67(12)		282	214,364
Southwestern Electric Power Co.
6.20%, 3/15/40		696	845,980

			$20,413,312

Total Corporate Bonds & Notes (identified cost $994,911,545)			$960,577,505

Foreign Government and Agency Securities — 3.4%

Security		Principal Amount* (000’s omitted)	Value

Albania — 0.2%
Republic of Albania
5.75%, 11/12/20(10)	EUR	2,270	$2,714,845

Total Albania			$2,714,845

Angola — 0.2%
Republic of Angola Via Northern Lights III B.V.
7.00%, 8/16/19(10)		2,622	$2,559,239

Total Angola			$2,559,239

Security		Principal Amount* (000’s omitted)	Value

Argentina — 0.1%
Republic of Argentina
8.28%, 12/31/33(16)		1,094	$1,107,706

Total Argentina			$1,107,706

Armenia — 0.1%
Republic of Armenia
6.00%, 9/30/20(10)		200	$198,660
7.15%, 3/26/25(10)		950	939,930

Total Armenia			$1,138,590

Barbados — 0.2%
Barbados Government International Bond
6.625%, 12/5/35(10)		4,200	$3,456,600

Total Barbados			$3,456,600

Belarus — 0.1%
Republic of Belarus
8.95%, 1/26/18(10)		1,647	$1,725,232

Total Belarus			$1,725,232

Brazil — 0.1%
Federative Republic of Brazil
6.00%, 1/17/17		1,408	$1,454,464

Total Brazil			$1,454,464

Congo — 0.1%
Republic of Congo
4.00% to 6/30/17, 6/30/29(10)(17)		1,254	$917,620

Total Congo			$917,620

Cyprus — 0.1%
Republic of Cyprus
3.875%, 5/6/22(10)	EUR	1,615	$1,880,711
4.625%, 2/3/20(8)(10)	EUR	120	144,399
4.75%, 6/25/19(10)	EUR	415	499,618

Total Cyprus			$2,524,728

Dominican Republic — 0.1%
Dominican Republic International Bond
8.625%, 4/20/27(10)		2,000	$2,280,000

Total Dominican Republic			$2,280,000

30	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Ecuador — 0.2%
Republic of Ecuador
10.50%, 3/24/20(8)	1,965	$1,778,325
10.50%, 3/24/20(10)	1,000	905,000

Total Ecuador		$2,683,325

Fiji — 0.1%
Republic of Fiji
6.625%, 10/2/20(10)	2,443	$2,416,726

Total Fiji		$2,416,726

Georgia — 0.0%(9)
Republic of Georgia
6.875%, 4/12/21(10)	559	$605,182

Total Georgia		$605,182

Honduras — 0.0%(9)
Honduras Government International Bond
7.50%, 3/15/24(10)	200	$212,500
8.75%, 12/16/20(10)	500	561,250

Total Honduras		$773,750

Iraq — 0.1%
Republic of Iraq
5.80%, 1/15/28(10)	3,201	$2,216,532

Total Iraq		$2,216,532

Ivory Coast — 0.1%
Ivory Coast
5.75%, 12/31/32(10)	2,500	$2,318,750

Total Ivory Coast		$2,318,750

Kazakhstan — 0.1%
Kazakhstan Government International Bond
5.125%, 7/21/25(8)	2,040	$2,107,830
6.50%, 7/21/45(8)	220	229,166

Total Kazakhstan		$2,336,996

Kenya — 0.1%
Republic of Kenya
6.875%, 6/24/24(8)	200	$189,500
6.875%, 6/24/24(10)	1,684	1,595,590

Total Kenya		$1,785,090

Security		Principal Amount* (000’s omitted)	Value

Lebanon — 0.2%
Lebanese Republic
5.00%, 10/12/17(10)		1,800	$1,807,884
9.00%, 3/20/17		750	781,440

Total Lebanon			$2,589,324

Macedonia — 0.2%
Republic of Macedonia
3.975%, 7/24/21(10)	EUR	2,500	$2,720,292
4.875%, 12/1/20(8)	EUR	485	551,665

Total Macedonia			$3,271,957

Mongolia — 0.0%(9)
Mongolia International Bond
4.125%, 1/5/18(10)		655	$602,600
5.125%, 12/5/22(10)		200	156,347

Total Mongolia			$758,947

Nigeria — 0.1%
Republic of Nigeria
5.125%, 7/12/18(10)		1,800	$1,788,750

Total Nigeria			$1,788,750

Russia — 0.1%
Russian Federation
3.25%, 4/4/17(10)		1,400	$1,414,918

Total Russia			$1,414,918

Rwanda — 0.1%
Republic of Rwanda
6.625%, 5/2/23(10)		2,397	$2,325,090

Total Rwanda			$2,325,090

Serbia — 0.1%
Republic of Serbia
4.875%, 2/25/20(10)		600	$610,596
5.25%, 11/21/17(10)		200	206,625
5.875%, 12/3/18(10)		980	1,026,736

Total Serbia			$1,843,957

Seychelles — 0.1%
Republic of Seychelles
7.00% to 1/1/18, 1/1/26(10)(17)		1,500	$1,447,800

Total Seychelles			$1,447,800

31	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Sweden — 0.1%
Svensk Exportkredit AB
2.875% to 11/14/18, 11/14/23(8)(12)	900	$896,031

Total Sweden		$896,031

Tanzania — 0.2%
United Republic of Tanzania
6.892%, 3/9/20(10)(13)	2,660	$2,700,354

Total Tanzania		$2,700,354

Venezuela — 0.1%
Bolivarian Republic of Venezuela
7.65%, 4/21/25(10)	792	$267,300
9.25%, 9/15/27	4,031	1,632,555

Total Venezuela		$1,899,855

Zambia — 0.1%
Republic of Zambia
5.375%, 9/20/22(10)	585	$447,525
8.97%, 7/30/27(8)	1,191	988,530

Total Zambia		$1,436,055

Total Foreign Government and Agency Securities (identified cost $58,187,620)		$57,388,413

Sovereign Loans — 0.1%

Borrower	Principal Amount (000’s omitted)	Value

Kenya — 0.1%
Government of Kenya
Term Loan, 5.95%, Maturing October 28, 2017(18)	$1,150	$1,150,000

Total Kenya		$1,150,000

Total Sovereign Loans (identified cost $1,135,478)		$1,150,000

Mortgage Pass-Throughs — 14.4%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.541%, with maturity at 2035(19)	$3,938	$4,156,729
5.00%, with various maturities to 2019(20)	3,814	3,966,463
5.50%, with various maturities to 2032	1,721	1,882,467
6.00%, with various maturities to 2031	709	766,974
6.50%, with various maturities to 2036	9,071	10,539,598
7.00%, with various maturities to 2036(20)	9,378	11,014,435
7.13%, with maturity at 2023	164	182,490
7.50%, with various maturities to 2035	6,365	7,473,392
7.65%, with maturity at 2022	151	166,101
8.00%, with various maturities to 2030	3,594	4,080,916
8.25%, with maturity at 2020	83	89,136
8.30%, with maturity at 2020	325	349,776
8.50%, with various maturities to 2031	3,205	3,772,005
9.00%, with various maturities to 2031	459	512,802
9.50%, with various maturities to 2025	484	517,207
10.00%, with maturity at 2020	49	52,266
10.50%, with maturity at 2020	39	42,652

		$49,565,409

Federal National Mortgage Association:
2.544%, with maturity at 2036(19)	$18,131	$19,113,520
2.55%, with maturity at 2022(19)	468	476,362
2.582%, with maturity at 2036(19)	1,671	1,698,596
4.218%, with maturity at 2037(19)	3,035	3,091,403
4.50%, with maturity at 2042(20)	13,672	14,919,096
5.00%, with various maturities to 2040(20)	17,467	19,240,787
5.50%, with various maturities to 2033	1,737	1,950,607
6.00%, with various maturities to 2033	5,288	5,903,014
6.319%, with maturity at 2032(19)	5,151	5,678,497
6.50%, with various maturities to 2036(20)	37,374	43,408,048
6.75%, with maturity at 2023	86	95,954
7.00%, with various maturities to 2037	17,348	20,505,505
7.50%, with various maturities to 2035	7,211	8,605,383
7.957%, with maturity at 2027(21)	532	621,311
8.00%, with various maturities to 2034	2,433	2,869,039
8.218%, with maturity at 2029(21)	174	204,201
8.25%, with maturity at 2018	1	939
8.298%, with maturity at 2024(21)	27	30,906
8.306%, with maturity at 2028(21)	153	178,972
8.50%, with various maturities to 2030	2,427	2,781,565
8.521%, with maturity at 2027(21)	204	238,889
8.538%, with maturity at 2018(21)	18	18,619
9.00%, with various maturities to 2027	3,368	3,864,714
9.50%, with various maturities to 2030	797	889,621

32	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
9.518%, with maturity at 2025(21)	$82	$89,741
9.807%, with maturity at 2019(21)	33	34,722
10.00%, with various maturities to 2020	149	158,723
10.50%, with maturity at 2021	140	157,435

		$156,826,169

Government National Mortgage Association:
6.00%, with maturity at 2024	$941	$1,052,640
6.50%, with various maturities to 2032(20)	6,826	7,771,423
7.00%, with various maturities to 2033	4,830	5,801,955
7.50%, with various maturities to 2032(20)	9,761	11,337,663
8.00%, with various maturities to 2034(20)	5,744	6,874,002
8.30%, with maturity at 2020	154	167,256
8.50%, with various maturities to 2022	291	328,212
9.00%, with various maturities to 2026	1,287	1,495,484
9.50%, with various maturities to 2026	1,891	2,153,968
10.00%, with maturity at 2019	75	81,409

		$37,064,012

Total Mortgage Pass-Throughs (identified cost $232,792,894)		$243,455,590

Collateralized Mortgage Obligations — 12.8%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 24, Class J, 6.25%, 11/25/23	$502	$555,426
Series 1497, Class K, 7.00%, 4/15/23	473	532,741
Series 1529, Class Z, 7.00%, 6/15/23	701	792,526
Series 1620, Class Z, 6.00%, 11/15/23	585	649,382
Series 1677, Class Z, 7.50%, 7/15/23	407	466,401
Series 1702, Class PZ, 6.50%, 3/15/24	4,780	5,369,968
Series 2113, Class QG, 6.00%, 1/15/29	989	1,132,721
Series 2122, Class K, 6.00%, 2/15/29	187	213,671
Series 2130, Class K, 6.00%, 3/15/29	126	144,765
Series 2167, Class BZ, 7.00%, 6/15/29	122	142,535
Series 2182, Class ZB, 8.00%, 9/15/29	1,352	1,633,154
Series 2198, Class ZA, 8.50%, 11/15/29	1,639	1,980,633
Series 2245, Class A, 8.00%, 8/15/27	4,028	4,852,026
Series 2458, Class ZB, 7.00%, 6/15/32	1,350	1,618,129
Series 3727, (Interest Only), Class PS, 6.264%, 11/15/38(22)(23)	7,748	424,726
Series 3762, Class SH, 9.123%, 11/15/40(22)	1,125	1,341,880
Series 3780, (Interest Only), Class PS, 6.014%, 8/15/35(22)(23)	4,088	69,809

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 3973, (Interest Only), Class SG, 6.214%, 4/15/30(22)(23)	$7,312	$714,314
Series 4067, (Interest Only) Class JI, 3.50%, 6/15/27(23)	7,827	850,243
Series 4070, (Interest Only), Class S, 5.664%, 6/15/32(22)(23)	13,699	2,558,585
Series 4088, (Interest Only), Class EI, 3.50%, 9/15/41(23)	17,860	2,015,314
Series 4094, (Interest Only), Class CS, 5.564%, 8/15/42(22)(23)	7,451	1,499,312
Series 4095, (Interest Only), Class HS, 5.664%, 7/15/32(22)(23)	5,713	962,819
Series 4109, (Interest Only), Class ES, 5.714%, 12/15/41(22)(23)	967	68,086
Series 4109, (Interest Only), Class KS, 5.664%, 5/15/32(22)(23)	10,040	464,697
Series 4110, (Interest Only), Class SA, 5.214%, 9/15/42(22)(23)	8,896	1,374,722
Series 4149, (Interest Only), Class S, 5.814%, 1/15/33(22)(23)	6,537	1,294,086
Series 4186, (Interest Only), Class IQ, 4.00%, 12/15/28(23)	8,050	285,722
Series 4188, (Interest Only), Class AI, 3.50%, 4/15/28(23)	5,578	571,829
Series 4203, (Interest Only), Class QS, 5.814%, 5/15/43(22)(23)	5,274	956,488
Series 4233, (Interest Only), Class GI, 3.50%, 3/15/25(23)	6,109	248,421
Series 4273, Class PU, 4.00%, 11/15/43	5,554	5,660,262
Series 4273, Class SP, 10.831%, 11/15/43(22)	1,234	1,486,239
Series 4313, Class SY, 10.837%, 3/15/44(22)	618	636,967
Series 4316, (Interest Only), Class JS, 5.664%, 1/15/44(22)(23)	5,443	749,457
Series 4326, Class TS, 12.357%, 4/15/44(22)	2,945	3,018,302
Series 4336, Class GU, 3.50%, 2/15/53	4,506	4,609,104
Series 4407, Class LN, 8.298%, 12/15/43(22)	1,727	1,805,337
Series 4416, Class SU, 7.723%, 12/15/44(22)	19,221	19,811,883
Series 4417, (Principal Only), Class KO, 0.00%, 12/15/43(24)	1,328	1,213,921
Series 4450, Class DS, 5.346%, 9/15/44(22)	1,146	1,147,971
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(24)	7,448	6,816,814
Series 4490, Class ZP, 4.00%, 7/15/45	2,027	2,028,101
Series 4550, Class ZT, 2.00%, 1/15/45	7,978	7,996,906
Series 4568, Class ZM, 4.00%, 4/1/46(14)	3,474	3,482,679

		$96,249,074

33	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:
Series G92-44, Class Z, 8.00%, 7/25/22	$28	$28,936
Series G92-44, Class ZQ, 8.00%, 7/25/22	45	47,084
Series G92-46, Class Z, 7.00%, 8/25/22	266	292,080
Series G92-60, Class Z, 7.00%, 10/25/22	374	409,999
Series G93-35, Class ZQ, 6.50%, 11/25/23	6,319	7,027,238
Series G93-40, Class H, 6.40%, 12/25/23	1,348	1,493,384
Series 1988-14, Class I, 9.20%, 6/25/18	31	32,190
Series 1989-1, Class D, 10.30%, 1/25/19	13	13,511
Series 1989-34, Class Y, 9.85%, 7/25/19	98	106,594
Series 1990-17, Class G, 9.00%, 2/25/20	65	70,943
Series 1990-27, Class Z, 9.00%, 3/25/20	44	47,476
Series 1990-29, Class J, 9.00%, 3/25/20	46	51,018
Series 1990-43, Class Z, 9.50%, 4/25/20	173	188,823
Series 1991-98, Class J, 8.00%, 8/25/21	100	111,566
Series 1992-77, Class ZA, 8.00%, 5/25/22	621	695,724
Series 1992-103, Class Z, 7.50%, 6/25/22	39	43,579
Series 1992-113, Class Z, 7.50%, 7/25/22	78	87,042
Series 1992-185, Class ZB, 7.00%, 10/25/22	135	149,513
Series 1993-16, Class Z, 7.50%, 2/25/23	384	433,883
Series 1993-22, Class PM, 7.40%, 2/25/23	339	378,848
Series 1993-25, Class J, 7.50%, 3/25/23	405	460,679
Series 1993-30, Class PZ, 7.50%, 3/25/23	738	838,371
Series 1993-42, Class ZQ, 6.75%, 4/25/23	1,076	1,201,289
Series 1993-56, Class PZ, 7.00%, 5/25/23	155	175,518
Series 1993-156, Class ZB, 7.00%, 9/25/23	178	201,884
Series 1994-45, Class Z, 6.50%, 2/25/24	1,355	1,508,152
Series 1994-89, Class ZQ, 8.00%, 7/25/24	815	946,789
Series 1996-57, Class Z, 7.00%, 12/25/26	835	968,073
Series 1997-77, Class Z, 7.00%, 11/18/27	354	403,251
Series 1998-44, Class ZA, 6.50%, 7/20/28	391	447,960
Series 1999-45, Class ZG, 6.50%, 9/25/29	124	139,431
Series 2000-22, Class PN, 6.00%, 7/25/30	1,222	1,391,709
Series 2001-37, Class GA, 8.00%, 7/25/16	2	2,419
Series 2002-1, Class G, 7.00%, 7/25/23	239	266,400
Series 2002-21, Class PE, 6.50%, 4/25/32	969	1,121,241
Series 2005-75, Class CS, 22.468%, 9/25/35(22)	948	2,131,185
Series 2006-8, (Principal Only), Class WQ, 0.00%, 3/25/36(24)	7,466	6,612,179
Series 2007-74, Class AC, 5.00%, 8/25/37	10,908	12,000,360
Series 2010-99, (Interest Only), Class NS, 6.167%, 3/25/39(22)(23)	6,120	479,669
Series 2010-119, (Interest Only), Class SK, 5.567%, 4/25/40(22)(23)	2,709	78,343
Series 2010-124, (Interest Only), Class SJ, 5.617%, 11/25/38(22)(23)	5,560	564,969

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(23)	$11,569	$205,605
Series 2011-45, (Interest Only), Class SA, 6.217%, 1/25/29(22)(23)	5,120	295,400
Series 2011-49, Class NT, 6.00%, 6/25/41(22)	1,391	1,536,636
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(23)	11,478	1,163,928
Series 2011-101, (Interest Only), Class IE, 3.50%, 10/25/26(23)	6,372	644,591
Series 2011-109, Class PE, 3.00%, 8/25/41	6,014	6,183,689
Series 2012-24, (Interest Only), Class S, 5.067%, 5/25/30(22)(23)	5,160	468,531
Series 2012-33, (Interest Only), Class CI, 3.50%, 3/25/27(23)	10,632	1,044,407
Series 2012-56, (Interest Only), Class SU, 6.317%, 8/25/26(22)(23)	5,371	421,953
Series 2012-103, (Interest Only), Class GS, 5.667%, 2/25/40(22)(23)	14,489	1,750,212
Series 2012-124, (Interest Only), Class IO, 1.486%, 11/25/42(21)(23)	14,062	778,120
Series 2012-129, (Interest Only), Class IO, 5.00%, 12/25/42(23)	5,202	957,283
Series 2012-150, (Interest Only), Class SK, 5.717%, 1/25/43(22)(23)	8,676	1,776,649
Series 2013-6, Class TA, 1.50%, 1/25/43	11,294	10,721,532
Series 2013-12, (Interest Only), Class SP, 5.217%, 11/25/41(22)(23)	5,008	653,686
Series 2013-15, (Interest Only), Class DS, 5.767%, 3/25/33(22)(23)	17,733	3,766,135
Series 2013-16, (Interest Only), Class SY, 5.717%, 3/25/43(22)(23)	4,007	846,090
Series 2013-54, (Interest Only), Class HS, 5.867%, 10/25/41(22)(23)	6,748	973,089
Series 2013-64, (Interest Only), Class PS, 5.817%, 4/25/43(22)(23)	7,257	1,333,143
Series 2013-75, (Interest Only), Class SC, 5.817%, 7/25/42(22)(23)	16,108	2,607,153
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(23)	3,310	414,833
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(23)	3,451	425,517
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(23)	8,032	1,079,560
Series 2014-64, Class PA, 3.00%, 3/25/44	14,061	14,364,957
Series 2014-72, Class CS, 8.323%, 11/25/44(22)	1,508	1,525,578
Series 2014-74, Class HS, 7.734%, 11/25/44(22)	490	490,182
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(23)	9,636	1,402,179

34	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2015-17, (Interest Only), Class SA, 5.767%, 11/25/43(22)(23)	$14,116	$1,923,201
Series 2015-42, Class SC, 7.348%, 5/25/45(22)	1,210	1,211,975
Series 2015-43, Class ZA, 4.00%, 6/25/45	2,274	2,286,417
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(23)	9,018	1,276,295
Series 2016-22, Class ZE, 3.00%, 6/25/44	4,867	4,855,140

		$113,032,968

Government National Mortgage Association:
Series 2002-45, Class PG, 6.00%, 3/17/32	$887	$920,137
Series 2011-156, Class GA, 2.00%, 12/16/41	1,500	1,427,370
Series 2014-117, Class HS, 29.343%, 8/20/44(22)	217	219,929
Series 2014-146, Class S, 5.502%, 10/20/44(22)	569	570,221
Series 2015-72, Class ZN, 3.50%, 5/20/45	1,159	1,160,185
Series 2015-79, Class CS, 5.224%, 5/20/45(22)	1,914	1,929,619

		$6,227,461

Total Collateralized Mortgage Obligations (identified cost $219,409,045)		$215,509,503

Commercial Mortgage-Backed Securities — 6.7%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC
Series 2013-1, Class A, 2.40%, 11/15/25(8)	$24	$24,441
Series 2015-1, Class A2, 3.13%, 4/15/34(8)	2,400	2,410,562
Americold LLC Trust
Series 2010-ARTA, Class D, 7.443%, 1/14/29(8)	3,000	3,361,203
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4, 5.889%, 7/10/44(21)	1,028	1,028,749
Series 2006-5, Class AM, 5.448%, 9/10/47	3,000	3,034,231
Banc of America Merrill Lynch Large Loan, Inc.
Series 2013-DSNY, Class E, 3.036%, 9/15/26(8)(21)	1,500	1,456,232
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A4, 5.201%, 12/11/38	1,309	1,324,423
CD Commercial Mortgage Trust
Series 2006-CD3, Class A5, 5.617%, 10/15/48	1,316	1,319,770
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A2, 1.813%, 9/10/45	3,258	3,268,638
Series 2015-P1, Class D, 3.225%, 9/15/48(8)	1,500	1,057,717
COMM Mortgage Trust
Series 2006-C8, Class A4, 5.306%, 12/10/46	487	492,882
Series 2012-CR2, Class AM, 3.791%, 8/15/45	395	419,179
Series 2012-CR2, Class D, 4.862%, 8/15/45(8)(21)	1,650	1,626,704

Security	Principal Amount (000’s omitted)	Value

COMM Mortgage Trust (continued)
Series 2012-LC4, Class AM, 4.063%, 12/10/44	$750	$807,845
Series 2013-CR10, Class D, 4.79%, 8/10/46(8)(21)	1,700	1,637,362
Series 2013-CR11, Class D, 5.17%, 10/10/46(8)(21)	2,500	2,306,279
Series 2014-CR21, Class D, 3.919%, 12/10/47(8)(21)	2,500	1,846,797
Series 2014-KYO, Class D, 2.438%, 6/11/27(8)(21)	3,250	3,170,246
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	2,200	2,258,500
Series 2015-CR22, Class D, 4.127%, 3/10/48(8)(21)	3,000	2,244,924
Series 2015-LC19, Class C, 4.263%, 2/10/48(21)	775	756,776
Credit Suisse Commercial Mortgage Trust
Series 2006-C4, Class A3, 5.467%, 9/15/39	423	426,601
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1, 3.742%, 11/10/46(8)	65	65,081
Deutsche Bank Commercial Mortgage Trust
Series 2016-C1, Class B, 4.195%, 5/10/49(14)	3,530	3,635,612
Extended Stay America Trust
Series 2013-ESH7, Class C7, 3.902%, 12/5/31(8)(21)	500	501,616
Series 2013-ESH7, Class D7, 4.036%, 12/5/31(8)(21)	4,200	4,263,211
Hilton USA Trust
Series 2013-HLT, Class DFX, 4.407%, 11/5/30(8)	255	255,791
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class A2, 3.046%, 4/15/47	2,448	2,538,227
Series 2014-C19, Class D, 4.675%, 4/15/47(8)(21)	1,425	1,145,414
Series 2014-C21, Class D, 4.661%, 8/15/47(8)(21)	1,000	797,430
Series 2014-C22, Class C, 4.561%, 9/15/47(21)	730	711,058
Series 2014-C22, Class D, 4.561%, 9/15/47(8)(21)	2,500	1,974,375
Series 2014-C23, Class C, 4.46%, 9/15/47(21)	500	493,189
Series 2014-C25, Class D, 3.949%, 11/15/47(8)(21)	2,100	1,579,320
Series 2015-C29, Class D, 3.702%, 5/15/48(21)	2,000	1,426,141
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB16, Class A4, 5.552%, 5/12/45	1,253	1,256,724
Series 2006-LDP7, Class A4, 5.935%, 4/17/45(21)	1,713	1,711,720
Series 2006-LDP8, Class A4, 5.399%, 5/15/45	1,328	1,330,274
Series 2006-LDP9, Class A3, 5.336%, 5/15/47	1,615	1,639,412
Series 2006-LDP9, Class AM, 5.372%, 5/15/47	3,000	3,014,182
Series 2010-C2, Class D, 5.558%, 11/15/43(8)(21)	3,247	3,384,148
Series 2011-C5, Class D, 5.323%, 8/15/46(8)(21)	3,000	3,142,725
Series 2012-CBX, Class AS, 4.271%, 6/15/45	1,000	1,092,238
Series 2013-LC11, Class AS, 3.216%, 4/15/46	1,110	1,142,573
Series 2014-DSTY, Class B, 3.771%, 6/10/27(8)	2,700	2,774,367
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class A3, 5.172%, 12/12/49	2,003	2,025,452
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class D, 4.896%, 4/15/47(8)(21)	2,450	2,024,561

35	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Morgan Stanley Capital I Trust
Series 2006-IQ12, Class A4, 5.332%, 12/15/43	$1,724	$1,739,346
Series 2007-IQ15, Class A4, 5.918%, 6/11/49(21)	3,309	3,432,625
Motel 6 Trust
Series 2015-MTL6, Class D, 4.532%, 2/5/30(8)	2,500	2,445,296
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.535%, 5/10/45(8)(21)	3,000	3,021,238
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class D, 5.888%, 1/10/45(8)(21)	2,850	3,126,182
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11, Class A5, 5.171%, 1/15/41(21)	126	125,969
Series 2006-C27, Class A3, 5.765%, 7/15/45(21)	1,601	1,598,864
Series 2006-C29, Class A4, 5.308%, 11/15/48	1,898	1,915,450
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class D, 4.298%, 7/15/46(8)(21)	3,000	2,751,784
Series 2015-C29, Class D, 4.225%, 6/15/48(21)	3,000	2,221,370
Series 2015-C31, Class D, 3.852%, 11/15/48	1,000	705,988
Series 2015-LC22, Class C, 4.539%, 9/15/58(21)	1,000	960,991
Series 2015-NXS1, Class D, 4.105%, 5/15/48(21)	2,500	1,890,408
Series 2015-SG1, Class C, 4.471%, 12/15/47(21)	1,275	1,246,488
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class D, 4.803%, 11/15/45(8)(21)	2,750	2,619,919
Series 2013-C13, Class AS, 3.345%, 5/15/45	660	683,502
Series 2014-LC14, Class D, 4.586%, 3/15/47(8)(21)	3,000	2,433,365

Total Commercial Mortgage-Backed Securities (identified cost $116,381,055)		$113,123,687

Asset-Backed Securities — 3.4%

Security	Principal Amount (000’s omitted)	Value

American Homes 4 Rent
Series 2014-SFR1, Class C, 2.191%, 6/17/31(8)(13)	$975	$933,692
Series 2014-SFR1, Class D, 2.541%, 6/17/31(8)(13)	1,475	1,400,627
American Residential Properties Trust
Series 2014-SFR1, Class C, 2.791%, 9/17/31(8)(13)	500	483,223
Series 2014-SFR1, Class D, 3.441%, 9/17/31(8)(13)	1,250	1,196,780
Apidos CLO XVII
Series 2014-17A, Class B, 3.47%, 4/17/26(8)(13)	750	713,633
Series 2014-17A, Class C, 3.92%, 4/17/26(8)(13)	1,000	866,053
Series 2014-17A, Class D, 5.37%, 4/17/26(8)(13)	1,000	789,797
Avis Budget Rental Car Funding LLC
Series 2013-2A, Class B, 3.66%, 2/20/20(8)	450	455,908
Series 2014-1A, Class B, 2.96%, 7/20/20(8)	1,335	1,324,370

Security	Principal Amount (000’s omitted)	Value

Centurion CDO IX Ltd.
Series 2005-9A, Class D1, 5.37%, 7/17/19(8)(13)	$500	$469,026
CIFC Funding, Ltd.
Series 2013-2A, Class A3L, 3.27%, 4/21/25(8)(13)	3,100	2,818,926
Colony American Homes
Series 2014-1A, Class C, 2.291%, 5/17/31(8)(13)	2,740	2,634,970
Series 2014-1A, Class D, 2.591%, 5/17/31(8)(13)	500	476,145
DB Master Finance LLC
Series 2015-1A, Class A2I, 3.262%, 2/20/45(8)	1,673	1,651,760
Dell Equipment Finance Trust
Series 2014-1, Class C, 1.80%, 6/22/20(8)	1,000	1,000,267
Series 2015-1, Class C, 2.42%, 3/23/20(8)	1,950	1,943,153
First Investors Auto Owner Trust
Series 2015-1A, Class C, 2.71%, 6/15/21(8)	1,400	1,378,462
FirstKey Lending Trust
Series 2015-SFR1, Class A, 2.553%, 3/9/47(8)	1,468	1,455,486
Ford Credit Auto Owner Trust
Series 2014-1, Class B, 2.41%, 11/15/25(8)	2,600	2,606,543
GMF Floorplan Owner Revolving Trust
Series 2015-1, Class B, 1.97%, 5/15/20(8)	255	252,470
Invitation Homes Trust
Series 2013-SFR1, Class C, 2.282%, 12/17/30(8)(13)	1,250	1,209,630
Series 2013-SFR1, Class D, 2.582%, 12/17/30(8)(13)	1,000	956,975
Series 2014-SFR1, Class D, 3.041%, 6/17/31(8)(13)	1,431	1,380,537
MVW Owner Trust
Series 2014-1A, Class A, 2.25%, 9/22/31(8)	1,377	1,354,283
Nextgear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/20(8)	1,300	1,290,622
Octagon Investment Partners XVI Ltd.
Series 2013-1A, Class C1, 3.37%, 7/17/25(8)(13)	1,075	983,547
Series 2013-1A, Class D, 3.97%, 7/17/25(8)(13)	1,075	896,824
Series 2013-1A, Class E, 5.12%, 7/17/25(8)(13)	1,300	879,433
OneMain Financial Issuance Trust
Series 2014-1A, Class A, 2.43%, 6/18/24(8)	1,040	1,037,580
Series 2014-1A, Class B, 3.24%, 6/18/24(8)	1,200	1,174,503
Series 2015-1A, Class B, 3.85%, 3/18/26(8)	1,200	1,149,040
Progress Residential Trust
Series 2014-SFR1, Class C, 2.691%, 10/17/31(8)(13)	1,250	1,212,926
Series 2014-SFR1, Class D, 3.191%, 10/17/31(8)(13)	2,500	2,411,949
Santander Drive Auto Receivables Trust
Series 2014-3, Class D, 2.65%, 8/17/20	3,400	3,391,278
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(8)	812	806,264
Series 2015-1A, Class B, 3.05%, 3/22/32(8)	1,661	1,646,749
Silver Bay Realty Trust
Series 2014-1, Class C, 2.491%, 9/17/31(8)(13)	2,700	2,553,466

36	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

SpringCastle Funding Trust
Series 2014-AA, Class B, 4.61%, 10/25/27(8)	$2,955	$2,960,093
Synchrony Credit Card Master Note Trust
Series 2015-3, Class A, 1.74%, 9/15/21	1,000	1,002,332
Tricon American Homes
Series 2015-SFR1, Class D, 2.641%, 5/17/32(8)(13)	1,000	930,322
Wendys Funding LLC
Series 2015-1A, Class A2I, 3.371%, 6/15/45(8)	3,184	3,135,316

Total Asset-Backed Securities (identified cost $59,253,176)		$57,214,960

U.S. Government Agency Obligations — 1.7%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank
3.25%, 7/1/30(20)	$5,000	$5,247,080

		$5,247,080

Federal Home Loan Bank
4.125%, 12/13/19(20)	$3,975	$4,405,814
5.25%, 12/9/22(20)	9,000	10,982,610
5.375%, 5/15/19(20)	6,585	7,470,729

		$22,859,153

Total U.S. Government Agency Obligations (identified cost $26,093,545)		$28,106,233

U.S. Treasury Obligations — 1.8%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond, 8.875%, 2/15/19(20)	$25,000	$30,738,775

Total U.S. Treasury Obligations (identified cost $30,712,858)		$30,738,775

Common Stocks — 0.5%

Security	Shares	Value

Aerospace and Defense — 0.0%(9)
IAP Global Services, LLC(3)(15)(25)	31	$110,337

		$110,337

Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(15)(25)	27,250	$912,875

		$912,875

Building and Development — 0.2%
Panolam Holdings Co.(3)(25)(26)	3,677	$3,199,100

		$3,199,100

Business Equipment and Services — 0.0%
Education Management Corp.(3)(15)(25)	5,580,468	$0

		$0

Health Care — 0.0%(9)
New Millennium HoldCo, Inc.(15)(25)	42,216	$659,625

		$659,625

Lodging and Casinos — 0.1%
Affinity Gaming, LLC(15)(25)	46,819	$643,764
Tropicana Entertainment, Inc.(15)(25)	17,051	302,657

		$946,421

Publishing — 0.1%
ION Media Networks, Inc.(3)(15)(25)	5,187	$2,374,920
MediaNews Group, Inc.(3)(15)(25)	14,016	455,511
Nelson Education, Ltd.(3)(15)(25)	73,690	0

		$2,830,431

Total Common Stocks (identified cost $3,777,414)		$8,658,789

Convertible Preferred Stocks — 0.0%(9)

Security	Shares	Value

Business Equipment and Services — 0.0%(9)
Education Management Corp., Series A-1, 7.50%(3)(15)(25)	6,209	$54,018

Total Convertible Preferred Stocks (identified cost $438,211)		$54,018

37	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Preferred Stocks — 0.3%

Security	Shares	Value

Banks and Thrifts — 0.2%
Banco Santander (Mexico), SA, 5.95% to 1/30/19(8)(12)	2,425	$2,543,056
Farm Credit Bank of Texas, 6.75% to 9/15/23(8)(12)	8,000	861,500
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(12)	478	441,142

		$3,845,698

Utilities — 0.1%
AES Gener SA, 8.375% to 6/18/19(8)(12)	637	$669,781

		$669,781

Total Preferred Stocks (identified cost $4,554,265)		$4,515,479

Closed-End Funds — 1.1%

Security	Shares	Value
BlackRock Corporate High Yield Fund, Inc.	1,946,653	$19,408,131

Total Closed-End Funds (identified cost $23,805,085)		$19,408,131

Warrants — 0.0%

Security	Shares	Value

Food Products — 0.0%
ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(3)(25)	1,745	$0

Total Warrants (identified cost $0)		$0

Miscellaneous — 0.0%(9)

Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%(9)
Adelphia, Inc., Escrow Certificate(25)	300,000	$2,250
Adelphia, Inc., Escrow Certificate(25)	2,500,000	18,750

		$21,000

Lodging and Casinos — 0.0%(9)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(8)(25)	$889,622	$445

		$445

Security	Principal Amount/ Shares	Value

Oil and Gas — 0.0%
SemGroup Corp., Escrow Certificate(3)(25)	6,135,000	$0

		$0

Utilities — 0.0%(9)
EME Reorganization Trust(25)	1,099,749	$2,309

		$2,309

Total Miscellaneous (identified cost $203,413)		$23,754

Short-Term Investments — 2.7%

U.S. Treasury Obligations — 0.0%(9)

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 9/22/16(27)	$500	$499,091

Total U.S. Treasury Obligations (identified cost $498,941)		$499,091

Other — 2.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.52%(28)	$44,487	$44,487,440

Total Other (identified cost $44,487,440)		$44,487,440

Total Short-Term Investments (identified cost $44,986,381)		$44,986,531

Total Investments — 164.7% (identified cost $2,864,796,995)		$2,774,919,933

Less Unfunded Loan Commitments — (0.1)%		$(754,766)

Net Investments — 164.6% (identified cost $2,864,042,229)		$2,774,165,167

Other Assets, Less Liabilities — (48.8)%		$(822,510,780)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (15.8)%		$(266,638,117)

Net Assets Applicable to Common Shares — 100.0%		$1,685,016,270

38	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after March 31, 2016, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)	Includes new money preferred shares that trade with the loan.

(7)	Includes Vivarte Class A preferred shares and Luxco ordinary shares that trade with the loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2016, the aggregate value of these securities is $563,375,285 or 33.4% of the Fund’s net assets applicable to common shares.

(9)	Amount is less than 0.05%.

(10)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At March 31, 2016, the aggregate value of these securities is $63,096,473 or 3.7% of the Fund’s net assets applicable to common shares.

(11)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(12)	Security converts to floating rate after the indicated fixed-rate coupon period.

(13)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2016.

(14)	When-issued security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Defaulted security.

(17)	Multi-step coupon bond. Interest rate represents the rate in effect at March 31, 2016.

(18)	Variable interest rate that updates semiannually based on changes to the LIBOR. The stated interest rate represents the rate in effect at March 31, 2016.

(19)	Adjustable rate mortgage security. Rate shown is the rate at March 31, 2016.

(20)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(21)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2016.

(22)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2016.

(23)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(24)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(25)	Non-income producing security.

(26)	Restricted security (see Note 7).

(27)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(28)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

CHF	16,000	USD	16,263	HSBC Bank USA, N.A.	4/29/16	$394	$—
EUR	411,500	USD	453,164	State Street Bank and Trust Company	4/29/16	15,433	—
GBP	414,401	USD	588,823	State Street Bank and Trust Company	4/29/16	6,406	—
GBP	904,556	USD	1,282,055	State Street Bank and Trust Company	4/29/16	17,212	—
GBP	487,847	USD	678,922	State Street Bank and Trust Company	4/29/16	21,801	—
USD	615,401	CHF	622,150	State Street Bank and Trust Company	4/29/16	—	(32,329)
USD	13,299	CHF	13,000	State Street Bank and Trust Company	4/29/16	—	(235)
USD	5,376,306	EUR	4,919,280	Goldman Sachs International	4/29/16	—	(225,536)

39	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	11,209,201	EUR	10,254,882	State Street Bank and Trust Company	4/29/16	$—	$(468,570)
USD	474,043	EUR	430,100	State Street Bank and Trust Company	4/29/16	—	(15,734)
USD	461,935	EUR	418,833	State Street Bank and Trust Company	4/29/16	—	(15,012)
USD	318,194	EUR	290,000	State Street Bank and Trust Company	4/29/16	—	(12,044)
USD	552,544	EUR	495,000	State Street Bank and Trust Company	4/29/16	—	(11,138)
USD	391,594	EUR	352,000	State Street Bank and Trust Company	4/29/16	—	(9,247)
USD	568,020	EUR	505,901	State Street Bank and Trust Company	4/29/16	—	(8,076)
USD	4,353,255	GBP	3,056,235	State Street Bank and Trust Company	4/29/16	—	(36,591)
USD	330,267	GBP	232,404	State Street Bank and Trust Company	4/29/16	—	(3,548)
USD	2,512,177	EUR	2,258,015	Deutsche Bank AG	5/25/16	—	(61,144)
USD	556,578	CAD	753,011	State Street Bank and Trust Company	5/31/16	—	(23,250)
USD	14,018,309	EUR	12,659,844	State Street Bank and Trust Company	5/31/16	—	(411,941)
USD	6,730,852	GBP	4,813,493	JPMorgan Chase Bank, N.A.	5/31/16	—	(183,622)
USD	530,054	EUR	479,767	Goldman Sachs International	6/2/16	—	(16,839)
USD	2,757,275	EUR	2,483,958	Deutsche Bank AG	6/15/16	—	(75,423)
USD	4,911,483	GBP	3,419,800	Goldman Sachs International	6/30/16	—	(1,708)
USD	2,447,531	EUR	2,177,559	Deutsche Bank AG	7/1/16	—	(37,097)

						$61,246	$(1,649,084)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
Euro-Bobl	54	Short	Jun-16	$(8,064,865)	$(8,055,648)	$9,217
U.S. 2-Year Treasury Note	100	Short	Jun-16	(21,887,500)	(21,875,000)	12,500
U.S. 5-Year Deliverable Interest Rate Swap	10	Short	Jun-16	(1,030,623)	(1,037,344)	(6,721)
U.S. 5-Year Treasury Note	285	Short	Jun-16	(34,581,442)	(34,531,758)	49,684
U.S. 10-Year Deliverable Interest Rate Swap	147	Short	Jun-16	(15,332,417)	(15,462,562)	(130,145)
U.S. 10-Year Treasury Note	150	Short	Jun-16	(19,550,391)	(19,558,594)	(8,203)

						$(73,668)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Depreciation
LCH.Clearnet(1)	EUR	405	Receives	6-month Euro Interbank Offered Rate	0.50	%(2)	6/15/21	$(1,467)

								$(1,467)

(1)	Effective date, which represents the date on which the Fund and the counterparty to the interest rate swap begin interest payment accrual, is after March 31, 2016.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

40	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received	Net Unrealized Appreciation (Depreciation)

Brazil	Deutsche Bank AG	$1,800	1.00	%(1)	9/20/20	3.16%	$(161,014)	$109,164	$(51,850)
Brazil	Goldman Sachs International	600	1.00	(1)	9/20/20	3.16	(53,672)	47,888	(5,784)
Colombia	Credit Suisse International	1,200	1.00	(1)	9/20/20	1.80	(40,557)	42,569	2,012
Russia	Deutsche Bank AG	1,200	1.00	(1)	9/20/20	2.49	(74,735)	116,649	41,914
Russia	Goldman Sachs International	600	1.00	(1)	9/20/20	2.49	(37,368)	65,426	28,058
Turkey	Deutsche Bank AG	1,780	1.00	(1)	9/20/19	1.89	(52,612)	50,484	(2,128)

Total		$7,180					$(419,958)	$432,180	$12,222

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2016, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $7,180,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

41	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Statement of Assets and Liabilities

Assets	March 31, 2016
Unaffiliated investments, at value (identified cost, $2,819,554,789)	$2,729,677,727
Affiliated investment, at value (identified cost, $44,487,440)	44,487,440
Cash	8,975,828
Restricted cash*	1,591,729
Foreign currency, at value (identified cost, $573,766)	585,263
Interest and dividends receivable	26,711,857
Interest receivable from affiliated investment	17,454
Receivable for investments sold	5,726,452
Receivable for open forward foreign currency exchange contracts	61,246
Receivable for open swap contracts	71,984
Tax reclaims receivable	3,495
Prepaid upfront fees on notes payable	1,429,036
Prepaid expenses	29,826
Total assets	$2,819,369,337

Liabilities
Notes payable	$660,000,000
Payable for reverse repurchase agreements, including accrued interest of $40,987	150,870,301
Payable for investments purchased	32,962,321
Payable for when-issued securities	17,956,081
Payable for variation margin on open financial futures contracts	182,929
Payable for variation margin on open centrally cleared swap contracts	84
Payable for open forward foreign currency exchange contracts	1,649,084
Payable for open swap contracts	59,762
Premium received on open non-centrally cleared swap contracts	432,180
Payable to affiliates:
Investment adviser fee	1,745,946
Accrued expenses	1,856,262
Total liabilities	$867,714,950
Auction preferred shares (10,665 shares outstanding) at liquidation value plus cumulative unpaid dividends	$266,638,117
Net assets applicable to common shares	$1,685,016,270

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 116,147,018 shares issued and outstanding	$1,161,470
Additional paid-in capital	2,072,902,289
Accumulated net realized loss	(297,138,125)
Accumulated distributions in excess of net investment income	(248,444)
Net unrealized depreciation	(91,660,920)
Net assets applicable to common shares	$1,685,016,270

Net Asset Value Per Common Share
($1,685,016,270 ÷ 116,147,018 common shares issued and outstanding)	$14.51

*	Represents restricted cash on deposit at the custodian and brokers for open derivative contracts.

42	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Statement of Operations

Investment Income	Year Ended March 31, 2016
Interest and other income	$147,158,583
Dividends	2,234,724
Interest allocated from affiliated investment	106,957
Expenses allocated from affiliated investment	(5,393)
Total investment income	$149,494,871

Expenses
Investment adviser fee	$21,798,144
Trustees’ fees and expenses	68,000
Custodian fee	845,288
Transfer and dividend disbursing agent fees	19,121
Legal and accounting services	382,624
Printing and postage	506,279
Interest expense and fees	11,098,932
Preferred shares service fee	313,810
Miscellaneous	173,451
Total expenses	$35,205,649
Deduct —
Reduction of custodian fee	$139
Total expense reductions	$139

Net expenses	$35,205,510

Net investment income	$114,289,361

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(36,303,721)
Investment transactions allocated from affiliated investment	50
Written swaptions	2,031,750
Financial futures contracts	(2,849,942)
Swap contracts	100,780
Foreign currency and forward foreign currency exchange contract transactions	2,710,071
Net realized loss	$(34,311,012)
Change in unrealized appreciation (depreciation) —
Investments	$(110,483,724)
Written swaptions	(1,888,215)
Financial futures contracts	577,261
Swap contracts	10,755
Foreign currency and forward foreign currency exchange contracts	(3,340,384)
Net change in unrealized appreciation (depreciation)	$(115,124,307)

Net realized and unrealized loss	$(149,435,319)

Distributions to preferred shareholders
From net investment income	$(805,466)

Net decrease in net assets from operations	$(35,951,424)

43	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$114,289,361	$122,709,499
Net realized gain (loss) from investment transactions, written swaptions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(34,311,012)	20,773,859
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(115,124,307)	(68,502,125)
Distributions to preferred shareholders —
From net investment income	(805,466)	(357,993)
Net increase (decrease) in net assets from operations	$(35,951,424)	$74,623,240
Distributions to common shareholders —
From net investment income	$(130,062,758)	$(140,697,182)
Tax return of capital	(12,378,448)	(2,757,200)
Total distributions to common shareholders	$(142,441,206)	$(143,454,382)
Capital share transactions —
Cost of shares repurchased (see Note 6)	$(18,579,420)	$—
Net decrease in net assets from capital share transactions	$(18,579,420)	$—

Net decrease in net assets	$(196,972,050)	$(68,831,142)

Net Assets Applicable to Common Shares
At beginning of year	$1,881,988,320	$1,950,819,462
At end of year	$1,685,016,270	$1,881,988,320

Accumulated distributions in excess of net investment income included in net assets applicable to common shares
At end of year	$(248,444)	$—

44	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2016
Net decrease in net assets from operations	$(35,951,424)
Distributions to preferred shareholders	805,466
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(35,145,958)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(909,408,840)
Investments sold and principal repayments	1,057,132,463
Increase in short-term investments, net	(15,190,693)
Net amortization/accretion of premium (discount)	27,158,642
Amortization of prepaid upfront fees on notes payable	919,214
Increase in restricted cash	(759,751)
Decrease in interest and dividends receivable	636,403
Increase in interest receivable from affiliated investment	(13,163)
Decrease in receivable for open forward foreign currency exchange contracts	1,564,089
Increase in receivable for open swap contracts	(71,984)
Decrease in tax reclaims receivable	644
Decrease in prepaid expenses	11,055
Decrease in cash collateral due to broker	(320,000)
Decrease in written swaptions outstanding	(143,535)
Increase in payable for variation margin on open financial futures contracts	44,335
Increase in payable for variation margin on open centrally cleared swap contracts	84
Increase in payable for open forward foreign currency exchange contracts	1,640,438
Increase in payable for open swap contracts	59,762
Increase in premium received on open non-centrally cleared swap contracts	432,180
Decrease in payable to affiliate for investment adviser fee	(206,858)
Increase in accrued expenses	714,114
Increase in accrued interest on reverse repurchase agreements	22,232
Increase in unfunded loan commitments	754,766
Net change in unrealized (appreciation) depreciation from investments	110,483,724
Net realized (gain) loss from investments	36,303,721
Net cash provided by operating activities	$276,617,084

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(142,441,206)
Repurchase of common shares	(18,579,420)
Cash distributions paid to preferred shareholders	(796,402)
Proceeds from notes payable	869,000,000
Repayments of notes payable	(1,012,200,000)
Payment of prepaid upfront fees on notes payable	(1,620,000)
Refund of prepaid upfront fees on notes payable	230,770
Proceeds from reverse repurchase agreements, net	23,547,215
Net cash used in financing activities	$(282,859,043)

Net decrease in cash*	$(6,241,959)

Cash at beginning of year(1)	$15,803,050

Cash at end of year(1)	$9,561,091

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and reverse repurchase agreements	$10,778,733

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $44,442.

(1)	Balance includes foreign currency, at value.

45	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,				Period Ended March 31, 2012(1)		Year Ended April 30, 2011
	2016	2015	2014	2013
Net asset value — Beginning of period (Common shares)	$16.010	$16.600	$16.860	$16.550	$17.060		$16.630

Income (Loss) From Operations
Net investment income(2)	$0.979	$1.044	$1.018	$1.041	$1.007		$1.118
Net realized and unrealized gain (loss)	(1.278)	(0.411)	(0.055)	0.516	(0.368)		0.697
Distributions to preferred shareholders
From net investment income(2)	(0.007)	(0.003)	(0.003)	(0.004)	(0.003)		(0.007)

Total income (loss) from operations	$(0.306)	$0.630	$0.960	$1.553	$0.636		$1.808

Less Distributions to Common Shareholders
From net investment income	$(1.114)	$(1.197)	$(1.178)	$(1.210)	$(1.103)		$(1.319)
Tax return of capital	(0.106)	(0.023)	(0.042)	(0.033)	(0.043)		(0.059)

Total distributions to common shareholders	$(1.220)	$(1.220)	$(1.220)	$(1.243)	$(1.146)		$(1.378)

Anti-dilutive effect of share repurchase program (see Note 6)(2)	$0.026	$—	$—	$—	$—		$—

Net asset value — End of period (Common shares)	$14.510	$16.010	$16.600	$16.860	$16.550		$17.060

Market value — End of period (Common shares)	$13.180	$14.390	$15.250	$17.100	$16.050		$16.080

Total Investment Return on Net Asset Value(3)	(0.62)%	4.73%	6.50%	9.80%	4.44	%(4)	11.68%

Total Investment Return on Market Value(3)	0.44%	2.47%	(3.53)%	14.83%	7.40	%(4)	5.52%

46	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,				Period Ended March 31, 2012(1)		Year Ended April 30, 2011
	2016	2015	2014	2013
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000’s omitted)	$1,685,016	$1,881,988	$1,950,819	$1,980,817	$1,941,504		$2,001,368
Ratios (as a percentage of average daily net assets applicable to common shares):(5)†
Expenses excluding interest and fees(6)	1.37%	1.35%	1.27%	1.16%	1.19	%(7)	1.15%
Interest and fee expense(8)	0.63%	0.54%	0.44%	0.44%	0.52	%(7)	0.61%
Total expenses(6)	2.00%	1.89%	1.71%	1.60%	1.71	%(7)	1.76%
Net investment income	6.49%	6.44%	6.16%	6.25%	6.68	%(7)	6.73%
Portfolio Turnover	33%	35%	37%	46%	42	%(4)	46%
Senior Securities:
Total notes payable outstanding (in 000’s)	$660,000	$803,200	$828,200	$496,200	$439,200		$418,200
Asset coverage per $1,000 of notes payable(9)	$3,957	$3,675	$3,677	$5,529	$6,028		$6,423
Total preferred shares outstanding	10,665	10,665	10,665	10,665	10,665		10,665
Asset coverage per preferred share(10)	$70,461	$68,979	$69,546	$89,917	$93,767		$98,061
Involuntary liquidation preference per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000		$25,000
Approximate market value per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000		$25,000

(1)	For the eleven months ended March 31, 2012. The Fund changed its fiscal year-end from April 30 to March 31.

(2)	Computed using average shares outstanding.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not annualized.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s APS (see Note 9), and the reverse repurchase agreements (see Note 10).

(9)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(10)

Calculated by subtracting the Fund’s total liabilities (not including the notes payables and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 282%, 276%, 278%, 360%, 375% and 392% at March 31, 2016, 2015, 2014, 2013 and 2012 and at April 30, 2011, respectively.

(11)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Year Ended March 31,				Period Ended March 31, 2012	Year Ended April 30, 2011
	2016	2015	2014	2013
Expenses excluding interest and fees	0.88%	0.86%	0.86%	0.85%	0.86%	0.83%
Interest and fee expense	0.40%	0.34%	0.30%	0.32%	0.38%	0.44%
Total expenses	1.28%	1.20%	1.16%	1.17%	1.24%	1.27%
Net investment income	4.15%	4.10%	4.16%	4.57%	4.82%	4.85%

47	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing

48

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Notes to Financial Statements — continued

foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of March 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

49

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Swaptions — A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid

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March 31, 2016

Notes to Financial Statements — continued

or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

O  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

P  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

Q  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

R  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of March 31, 2016 is as follows:

APS Issued and Outstanding

Series A	2,133
Series B	2,133
Series C	2,133
Series D	2,133
Series E	2,133

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a

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Notes to Financial Statements — continued

separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2016, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at March 31, 2016	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.62%	$158,762	0.30%	0.02–0.63
Series B	0.59	162,973	0.31	0.11–0.65
Series C	0.65	162,245	0.30	0.11–0.66
Series D	0.65	161,465	0.30	0.11–0.65
Series E	0.65	160,021	0.30	0.09–0.65

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2016.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2016 and March 31, 2015 was as follows:

	Year Ended March 31,
	2016	2015

Distributions declared from:
Ordinary income	$130,868,224	$141,055,175
Tax return of capital	$12,378,448	$2,757,200

During the year ended March 31, 2016, accumulated net realized loss was decreased by $25,711,283, accumulated distributions in excess of net investment income was decreased by $16,330,419 and paid-in capital was decreased by $42,041,702 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization, accretion of market discount, distributions from real estate investment trusts and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(274,483,272)
Late year ordinary losses	$(65,971)
Net unrealized depreciation	$(114,498,246)

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March 31, 2016

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, swap contracts, investments in partnerships, premium amortization, accretion of market discount and defaulted bond interest.

At March 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $201,797,909 and deferred capital losses of $72,685,363, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on March 31, 2017 ($112,795,908), March 31, 2018 ($67,565,640) and March 31, 2019 ($21,436,361) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at March 31, 2016, $9,401,490 are short-term and $63,283,873 are long-term.

Capital loss carryforwards of $17,523,307 included in the amounts above are available to the Fund as a result of a reorganization which occured in a prior year. Utilization of these capital loss carryforwards may be limited in accordance with certain income tax regulations.

Additionally, at March 31, 2016, the Fund had a late year ordinary loss of $65,971 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,886,941,000

Gross unrealized appreciation	$45,092,641
Gross unrealized depreciation	(157,868,474)

Net unrealized depreciation	$(112,775,833)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended March 31, 2016, the Fund’s investment adviser fee amounted to $21,798,144. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended March 31, 2016 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$766,387,152	$859,223,597
U.S. Government and Agency Securities	173,941,340	182,624,887

	$940,328,492	$1,041,848,484

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March 31, 2016

Notes to Financial Statements — continued

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended March 31, 2016 and March 31, 2015.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the year ended March 31, 2016, the Fund repurchased 1,400,000 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $18,579,420 and an average price per share of $13.27. The weighted average discount per share to NAV on these repurchases amounted to 13.92% for the year ended March 31, 2016.

7  Restricted Securities

At March 31, 2016, the Fund owned the following securities (representing 0.2% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	3,677	$2,020,511	$3,199,100

Total Restricted Securities			$2,020,511	$3,199,100

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts, swap contracts and written swaptions and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2016 is included in the Portfolio of Investments. At March 31, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written swaptions activity for the year ended March 31, 2016 was as follows:

	Notional Amount — Swaptions (000’s omitted)	Premiums Received

Outstanding, beginning of year	$52,500	$2,031,750
Options terminated in closing purchase transactions	(52,500)	(2,031,750)

Outstanding, end of year	$—	$—

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk:  The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk:  The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including futures contracts, interest rate swaps and interest rate swaptions to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

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March 31, 2016

Notes to Financial Statements — continued

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $2,069,042. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $720,000 at March 31, 2016.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2016 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$—	$—	$71,401	$71,401
Receivable for open forward foreign currency exchange contracts	—	61,246	—	61,246

Total Asset Derivatives	$—	$61,246	$71,401	$132,647

Derivatives not subject to master netting or similar agreements	$—	$—	$71,401	$71,401

Total Asset Derivatives subject to master netting or similar agreements	$—	$61,246	$—	$61,246

	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$—	$—	$(146,536)	$(146,536)
Payable for open forward foreign currency exchange contracts	—	(1,649,084)	—	(1,649,084)
Payable/receivable for open swap contracts; Premium received on open non-centrally cleared swap contracts	(419,958)	—	—	(419,958)

Total Liability Derivatives	$(419,958)	$(1,649,084)	$(146,536)	$(2,215,578)

Derivatives not subject to master netting or similar agreements	$—	$—	$(146,536)	$(146,536)

Total Liability Derivatives subject to master netting or similar agreements	$(419,958)	$(1,649,084)	$—	$(2,069,042)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin.

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Eaton Vance

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March 31, 2016

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of March 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$394	$—	$—	$—	$394
State Street Bank and Trust Company	60,852	(60,852)	—	—	—

	$61,246	$(60,852)	$—	$—	$394

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Credit Suisse International	$(40,557)	$—	$—	$—	$(40,557)
Deutsche Bank AG	(462,025)	—	—	462,025	—
Goldman Sachs International	(335,123)	—	—	—	(335,123)
JPMorgan Chase Bank, N.A.	(183,622)	—	—	—	(183,622)
State Street Bank and Trust Company	(1,047,715)	60,852	—	180,000	(806,863)

	$(2,069,042)	$60,852	$—	$642,025	$(1,366,165)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at March 31, 2016 is included at Note 10.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2016 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(2,535,750)
Written swaptions	—	—	2,031,750
Financial futures contracts	—	—	(2,849,942)
Swap contracts	105,709	—	(4,929)

Foreign currency and forward foreign currency exchange contract transactions	—	2,964,021	—

Total	$105,709	$2,964,021	$(3,358,871)

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Eaton Vance

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March 31, 2016

Notes to Financial Statements — continued

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$2,392,215
Written swaptions	—	—	(1,888,215)
Financial futures contracts	—	—	577,261
Swap contracts	12,222	—	(1,467)

Foreign currency and forward foreign currency exchange contracts	—	(3,204,527)	—

Total	$12,222	$(3,204,527)	$1,079,794

The average notional amounts of derivative contracts outstanding during the year ended March 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$102,090,000	$58,247,000	$12,115,000	$5,139,000

9  Credit Agreement

Effective December 22, 2015, the Fund entered into a Credit Agreement (the Agreement) with major financial institutions to borrow up to $900 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through December 21, 2018, the Fund pays a facility fee of 0.25% (0.35% if the Fund’s outstanding borrowings are less than 65% of the borrowing limit) per annum on the borrowing limit. The Fund also paid an upfront fee of $1,620,000, which is being amortized to interest expense over a period of three years through December 2018. The unamortized balance at March 31, 2016 is approximately $1,429,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2016, the Fund had borrowings outstanding under the Agreement of $660,000,000 at an interest rate of 1.2925%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2016 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2016. Prior to December 22, 2015, the Fund had a Revolving Credit and Security Agreement with conduit lenders and a bank to borrow up to $1 billion, at a rate above the conduits’ commercial paper issuance rate. Under the terms of the Revolving Credit and Security Agreement, the Fund paid a program fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the Fund’s outstanding borrowings were equal to or less than 50% of the borrowing limit) per annum on the borrowing limit. Program, liquidity and facility fees for the year ended March 31, 2016 totaled $5,396,446 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2016, the combined average borrowings and average interest rate (excluding fees) under the Agreement and Revolving Credit and Security Agreement were $723,994,536 and 0.56%, respectively.

10  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of March 31, 2016 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate	Principal Amount	Value Including Accrued Interest	U.S. Treasury and Agency Securities Pledged as Collateral

Bank of America	3/17/16	4/18/16	0.60%	$30,226,875	$30,234,432	$30,738,775
Bank of America	3/17/16	4/18/16	0.70	60,717,553	60,735,262	63,003,897
KGS Alpha Capital	3/15/16	4/18/16	0.63	59,884,886	59,900,607	63,419,542

Total				$150,829,314	$150,870,301	$157,162,214

57

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Notes to Financial Statements — continued

At March 31, 2016, the remaining contractual maturity of all reverse repurchase agreements was less than 30 days.

For the year ended March 31, 2016, the average borrowings under settled reverse repurchase agreements and the average interest rate were $148,351,736 and 0.47%, respectively. The reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. At March 31, 2016, the market value of securities pledged for the benefit of counterparties for reverse repurchase agreements exceeded the amount of borrowings for each counterparty. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at March 31, 2016. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2016.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$982,752,296	$6,501,503	$989,253,799
Corporate Bonds & Notes	—	960,550,785	26,720	960,577,505
Foreign Government and Agency Securities	—	57,388,413	—	57,388,413
Sovereign Loans	—	1,150,000	—	1,150,000
Mortgage Pass-Throughs	—	243,455,590	—	243,455,590
Collateralized Mortgage Obligations	—	215,509,503	—	215,509,503
Commercial Mortgage-Backed Securities	—	113,123,687	—	113,123,687
Asset-Backed Securities	—	57,214,960	—	57,214,960
U.S. Government Agency Obligations	—	28,106,233	—	28,106,233
U.S. Treasury Obligations	—	30,738,775	—	30,738,775
Common Stocks	302,657	2,216,264	6,139,868	8,658,789
Convertible Preferred Stocks	—	—	54,018	54,018
Preferred Stocks	—	4,515,479	—	4,515,479
Closed-End Funds	19,408,131	—	—	19,408,131

58

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3*	Total
Warrants	$—	$—	$0	$0
Miscellaneous	2,309	21,445	0	23,754
Short-Term Investments —
U.S. Treasury Obligations	—	499,091	—	499,091
Other	—	44,487,440	—	44,487,440

Total Investments	$19,713,097	$2,741,729,961	$12,722,109	$2,774,165,167

Forward Foreign Currency Exchange Contracts	$—	$61,246	$—	$61,246
Futures Contracts	71,401	—	—	71,401

Total	$19,784,498	$2,741,791,207	$12,722,109	$2,774,297,814

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,649,084)	$—	$(1,649,084)
Futures Contracts	(145,069)	—	—	(145,069)
Swap Contracts	—	(421,425)	—	(421,425)

Total	$(145,069)	$(2,070,509)	$—	$(2,215,578)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2016 is not presented.

At March 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $4,460,000 (equal to 0.26% of net assets applicable to common shares at March 31, 2016). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

59

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of March 31, 2016, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Limited Duration Income Fund as of March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 18, 2016

60

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended March 31, 2016, the Fund designates approximately $2,018,522 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

61

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 21, 2016. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Cynthia E. Frost and Valerie A. Mosley as Class I Trustees of the Fund for a three-year term expiring in 2019.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	94,189,307	6,945,293
Cynthia E. Frost	94,161,095	6,973,505
Valerie A. Mosley	94,181,567	6,953,033

62

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

63

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of March 31, 2016, Fund records indicate that there are 82 registered shareholders and approximately 75,289 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

NYSE MKT symbol

The NYSE MKT symbol is EVV.

64

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2019. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

65

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park(A) 1947	Vice-Chairperson of the Board and Class II Trustee	Until 2017(3). Vice-Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class III Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2017. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairperson of the Board and Class III Trustee	Until 2018(4). Chairperson of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	Since 2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

66

Eaton Vance

Limited Duration Income Fund

March 31, 2016

Management and Organization — continued

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Due to a lack of quorum of APS, the Fund was unable to act on election of Mr. Park. Accordingly, Mr. Park will remain in office and continue to serve as Trustee of the Fund.
(4)	Due to a lack of quorum of APS, the Fund was unable to act on election of Mr. Verni. Accordingly, Mr. Verni will remain in office and continue to serve as Trustee of the Fund.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	APS Trustee

67

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

68

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1856 3.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2015 and March 31, 2016 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/15	3/31/16
Audit Fees	$120,940	$125,440
Audit-Related Fees(1)	$18,000	$0
Tax Fees(2)	$20,880	$20,991
All Other Fees(3)	$0	$0

Total	$159,820	$146,431

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s revolving credit and security agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2015 and March 31, 2016; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/15	3/31/16
Registrant	$38,880	$20,991
Eaton Vance(1)	$76,000	$56,434

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Fund. Catherine C. McDermott, Scott H. Page, Eric A. Stein, Payson F. Swaffield, Andrew Szczurowski and Michael W. Weilheimer comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since May 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since May 2003. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mr. Weilheimer is a Vice President of EVM, has been a portfolio manager of the Fund since May 2003 and is Director of EVM’s High Yield Investments Group. Ms. McDermott and Messrs. Page, Stein, Swaffield, Szczurowski and Weilheimer have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	2	$3,110.1		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0
Scott H. Page
Registered Investment Companies	13	$21,933.0	(3)	0	$0
Other Pooled Investment Vehicles	11	$9,530.5		1	$4.0
Other Accounts	7	$3,954.6		0	$0
Eric A. Stein(1)
Registered Investment Companies	16	$19,877.5		0	$0
Other Pooled Investment Vehicles	3	$354.6		1	$15.5
Other Accounts	0	$0		0	$0
Payson F. Swaffield
Registered Investment Companies	2	$3,110.1		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0
Andrew Szczurowski(1)
Registered Investment Companies	6	$7,364.8		0	$0
Other Pooled Investment Vehicles	1	$312.7		0	$0
Other Accounts	0	$0		0	$0

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael W. Weilheimer(2)
Registered Investment Companies	5	$10,045.7	0	$0
Other Pooled Investment Vehicles	3	$432.9	0	$0
Other Accounts	9	$1,536.4	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(3)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Scott H. Page	$500,001 - $1,000,000
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	$100,001 - $500,000
Andrew Szczurowski	$10,001 - $50,000
Michael W. Weilheimer	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
April 2015	—	—	—	11,754,702
May 2015	—	—	—	11,754,702
June 2015	—	—	—	11,754,702
July 2015	350,100	13.58	350,100	11,404,602
August 2015	549,900	13.41	549,900	10,854,702
September 2015	394,000	12.94	394,000	10,460,702
October 2015	106,000	12.73	106,000	10,354,702
November 2015	—	—	—	10,354,702
December 2015	—	—	—	10,354,702
January 2016	—	—	—	10,354,702
February 2016	—	—	—	10,354,702
March 2016	—	—	—	10,354,702
Total	1,400,000	$13.27	1,400,000

*	On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 16, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 16, 2016